                                                                               .
                                                                               .
                                                                               .

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 29, 2004
               AS SUPPLEMENTED AUGUST 3, 2004 AND OCTOBER 26, 2004

                        GARTMORE VARIABLE INSURANCE TRUST

COMSTOCK GVIT VALUE FUND                                            GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
DREYFUS GVIT INTERNATIONAL VALUE FUND                                  CONSERVATIVE FUND
DREYFUS GVIT MID CAP INDEX FUND                                     GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
FEDERATED GVIT HIGH INCOME BOND FUND                                GARTMORE GVIT MID CAP GROWTH FUND
GARTMORE GVIT ASIA PACIFIC LEADERS FUND                             GARTMORE GVIT MONEY MARKET FUND
GARTMORE GVIT DEVELOPING MARKETS FUND                               GARTMORE GVIT MONEY MARKET FUND II
GARTMORE GVIT EMERGING MARKETS FUND                                 GARTMORE GVIT NATIONWIDE FUND
GARTMORE GVIT EUROPEAN LEADERS FUND                                 GARTMORE GVIT NATIONWIDE LEADERS FUND
GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND                        GARTMORE GVIT OTC FUND
GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND                           GARTMORE GVIT NATIONWIDE PRINCIPAL PROTECTED FUND
GARTMORE GVIT GLOBAL SMALL COMPANIES FUND                           GARTMORE GVIT U.S. GROWTH LEADERS FUND
GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND             GARTMORE GVIT WORLDWIDE LEADERS FUND
GARTMORE GVIT GLOBAL UTILITIES FUND                                 GVIT EQUITY 500 INDEX FUND
GARTMORE GVIT GOVERNMENT BOND FUND                                  GVIT SMALL COMPANY FUND
GARTMORE GVIT GROWTH FUND                                           GVIT SMALL CAP GROWTH FUND
GARTMORE GVIT INTERNATIONAL GROWTH FUND                             GVIT SMALL CAP VALUE FUND
GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND                 J.P. MORGAN GVIT BALANCED FUND
GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND      VAN KAMPEN GVIT MULTI SECTOR BOND FUND
GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

      Gartmore Variable Insurance Trust (the "Trust"), a Massachusetts business trust, is a registered open-end investment company currently consisting of 36 series. This Statement of Additional Information relates to all series of the Trust (each, a "Fund" and collectively, the "Funds").

      This Statement of Additional Information is not a prospectus but this Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

      - Comstock GVIT Value Fund, Dreyfus GVIT International Value Fund, Dreyfus GVIT Mid Cap Index Fund, Federated GVIT High Income Bond Fund, GVIT Equity 500 Index Fund, J.P. Morgan GVIT Balanced Fund, and Van Kampen GVIT Multi Sector Bond Fund dated April 29, 2004 (as supplemented July 8, 2004 and September 29, 2004).

      - Dreyfus GVIT Mid Cap Index Fund (Class II) dated April 29, 2004 (as supplemented July 8, 2004 and September 29, 2004).

      - GVIT Small Cap Value Fund, GVIT Small Company Fund and GVIT Small Cap Growth Fund dated April 29, 2004, as supplemented dated June 14, 2004 (as supplemented June 15, 2004 and September 29, 2004).

      - Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund and Gartmore GVIT Mid Cap Growth Fund dated April 29, 2004 (as supplemented July 8, 2004, September 29, 2004 and October 1, 2004).

      - Gartmore GVIT Government Bond Fund and Gartmore GVIT Money Market Fund dated April 29, 2004 (as supplemented September 29, 2004).

      - Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Global Technology and Communications Fund and Gartmore GVIT Global Utilities Fund dated April 29, 2004 (as supplemented July 8, 2004 and September 29,
            2004).

      - Gartmore GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund dated April 29, 2004 (as supplemented July 8, 2004 and September 29, 2004).

      - Gartmore GVIT Global Small Companies Fund and Gartmore GVIT OTC Fund dated April 29, 2004 (as supplemented September 29, 2004 )(shares of this Fund are not currently offered).

      - Gartmore GVIT Nationwide Principal Protected Fund dated April 29, 2004. (shares of this Fund are not currently offered).

      - Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund and Gartmore GVIT Worldwide Leaders Fund, dated April 29, 2004 (as supplemented September 29, 2004 and October 1, 2004).

      - Gartmore GVIT Asia Pacific Leaders Fund and Gartmore GVIT European Leaders Fund dated April 29, 2004 (shares of these funds are not currently offered).

      - Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor Destinations Conservative Fund (collectively the "GVIT Investor Destinations Funds") dated April 29, 2004 (as supplemented July 8, 2004 and September 29, 2004).

      - Gartmore GVIT Money Market Fund II dated April 29, 2004 (as supplemented September 29, 2004).

      - Gartmore GVIT Developing Markets Fund dated April 29, 2004 (as supplemented July 8, 2004 and September 29, 2004).

      Shares of the Gartmore GVIT Nationwide Principal Protected, Gartmore GVIT European Leaders, Gartmore GVIT Asia Pacific Leaders, Gartmore GVIT OTC and Gartmore GVIT Global Small Companies Funds are not currently being offered to investors.

      Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
General Information and History.................................................       1
Additional Information on Portfolio Instruments and Investment Policies.........       2
Description of Portfolio Instruments and Investment Policies....................       9
Investment Restrictions.........................................................      55
Major Shareholders..............................................................      62
Trustees and Officers of the Trust..............................................      74
Investment Advisory and Other Services..........................................      81
Brokerage Allocations...........................................................     109
Purchases, Redemptions and Pricing of Shares....................................     118
Performance Advertising.........................................................     119
Additional Information..........................................................     126
Tax Status......................................................................     128
Other Tax Consequences..........................................................     128
Tax Consequences to Shareholders................................................     129
Financial Statements............................................................     129
Appendix A - Debt Ratings.......................................................     130
Appendix B - Proxy Voting Guidelines Summaries..................................     157

GENERAL INFORMATION AND HISTORY

     Gartmore Variable Insurance Trust, formerly Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 36 separate series, each with its own investment objective.

     On April 28, 2003, the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Balanced, Bond, Equity 500 Index, International, Mid Cap Growth, and Money Market Portfolios, eight series portfolios of Market Street Fund, reorganized with and into the Gartmore GVIT Total Return, Gartmore GVIT Growth, Comstock GVIT Value, GVIT Small Company, GVIT Small Cap Value, J.P. Morgan GVIT Balanced, Gartmore GVIT Government Bond, GVIT Equity 500 Index, Dreyfus GVIT International Value, Gartmore GVIT Mid Cap Growth and Gartmore GVIT Money Market Funds, respectively.

On June 23, 2003, the Montgomery Variable Series: Emerging Markets Fund, a series portfolio of The Montgomery Funds III, reorganized with and into the Gartmore GVIT Developing Markets Fund.

On April 23, 2004, the Nationwide GVIT Strategic Value Fund and the Turner GVIT Growth Focus Fund were liquidated.

     The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"):

     Comstock GVIT Value Fund,
     Dreyfus GVIT International Value Fund,
     Dreyfus GVIT Mid Cap Index Fund,
     Federated GVIT High Income Bond Fund,
     Gartmore GVIT Developing Markets Fund,
     Gartmore GVIT Emerging Markets Fund,
     Gartmore GVIT Global Small Companies Fund,
     Gartmore GVIT Government Bond Fund,
     Gartmore GVIT Growth Fund,
     Gartmore GVIT International Growth Fund,
     Gartmore GVIT Mid Cap Growth Fund,
     Gartmore GVIT Money Market Fund,
     Gartmore GVIT Money Market Fund II,
     Gartmore GVIT Nationwide Fund,
     Gartmore GVIT Nationwide Principal Protected Fund,
     Gartmore GVIT OTC Fund,
     GVIT Small Cap Growth Fund,
     GVIT Small Cap Value Fund,
     GVIT Small Company Fund,
     J.P. Morgan GVIT Balanced Fund, and
     Van Kampen GVIT Multi Sector Bond Fund.

     The following Funds are not diversified funds:

     Gartmore GVIT Asia Pacific Leaders Fund,
     Gartmore GVIT European Leaders Fund,
     Gartmore GVIT Global Financial Services Fund,
     Gartmore GVIT Global Health Sciences Fund,
     Gartmore GVIT Global Technology and Communications Fund,
     Gartmore GVIT Global Utilities Fund,
     Gartmore GVIT Nationwide Leaders Fund,
     Gartmore GVIT U.S. Growth Leaders Fund,
     Gartmore GVIT Worldwide Leaders Fund,
     GVIT Equity 500 Index Fund, and
     each of the GVIT Investor Destinations Funds.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES
ALL FUNDS

      The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information (SAI) contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

      With respect to the GVIT Investor Destinations Funds, this Statement of Additional Information uses the term "Fund" to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each GVIT Investor Destinations Fund, including their respective Underlying Funds.


                                                                 Gartmore Dreyfus
                                                                   GVIT    GVIT            GVIT  GVIT  Gartmore
                                                       Gartmore     Mid     Mid     GVIT   Small Small   GVIT    Comstock
                                                         GVIT       Cap     Cap    Small    Cap   Cap  Worldwide   GVIT
         TYPE OF INVESTMENT OR TECHNIQUE                Growth    Growth   Index  Company Growth Value  Leaders    Value
-----------------------------------------------------  --------  -------- ------- ------- ------ ----- --------- --------
U.S. common stocks                                         Y         Y       Y       Y       Y     Y       Y         Y
Preferred stocks                                           Y         Y       Y       Y       Y     Y       Y         Y
Small company stocks                                       Y         Y       Y       Y       Y     Y       Y         Y
Special situation companies                                Y         Y       Y       Y       Y     Y       Y         Y
Illiquid securities                                        Y         Y       Y       Y       Y     Y       Y         Y
Restricted securities                                      Y         Y       Y       Y       Y     Y       Y         Y
When-issued / delayed-delivery securities                  Y         Y       Y       Y       Y     Y       Y         Y
Limited liability companies                                                          Y                               Y
Investment companies                                       Y         Y       Y       Y       Y     Y       Y         Y
Real estate securities                                               Y       Y       Y       Y     Y       Y         Y
Securities of foreign issuers                              Y         Y       Y       Y       Y     Y       Y         Y
Depositary receipts                                        Y         Y       Y       Y       Y     Y       Y         Y
Securities from developing countries/emerging markets                                Y       Y             Y         Y
Convertible securities                                     Y         Y       Y       Y       Y     Y       Y         Y
Long-term debt                                                               Y       Y       Y     Y                 Y
Long-term debt when originally issued but with             Y                 Y       Y       Y     Y                 Y
less than 397 days remaining to maturity
Short-term debt                                            Y         Y       Y       Y       Y     Y       Y         Y
Floating and variable rate securities                      Y         Y       Y       Y       Y     Y       Y         Y
Zero coupon securities                                               Y       Y       Y       Y             Y         Y
Step-coupon securities                                                                                               Y
Pay-in-kind bonds                                                            Y               Y                       Y
Deferred payment securities                                                  Y               Y                       Y
Brady bonds
Non-investment grade debt                                                    Y       Y       Y                       Y
Loan participations and assignments                        Y         Y       Y       Y       Y     Y       Y         Y
Sovereign debt (foreign) (denominated in U.S. $)                                     Y                     Y
Foreign commercial paper(denominated in U.S. $)            Y                         Y                     Y         Y
Duration                                                                                                   Y
U.S. Government securities                                 Y         Y       Y       Y       Y     Y       Y         Y
Money market instruments                                   Y         Y       Y       Y       Y     Y       Y         Y
Mortgage-backed securities                                            Y

                                                                                          Van
                                                                                        Kampen Federated
                                                                      J.P.    Gartmore   GVIT    GVIT    Gartmore Gartmore
                                                          Gartmore   Morgan     GVIT     Multi   High      GVIT     GVIT
                                                            GVIT      GVIT   Government Sector  Income     Money    Money
         TYPE OF INVESTMENT OR TECHNIQUE                 Nationwide Balanced    Bond     Bond    Bond     Market  Market II
-----------------------------------------------------    ---------- -------- ---------- ------ --------- -------- ---------
U.S. common stocks                                            Y         Y                         Y
Preferred stocks                                              Y         Y                         Y
Small company stocks                                          Y                                   Y
Special situation companies                                   Y                                   Y
Illiquid securities                                           Y         Y         Y        Y      Y          Y        Y
Restricted securities                                         Y         Y         Y        Y      Y          Y        Y
When-issued / delayed-delivery securities                     Y         Y         Y        Y      Y          Y        Y
Limited liability companies                                                                       Y
Investment companies                                          Y         Y         Y        Y      Y          Y        Y
Real estate securities                                        Y         Y                  Y      Y
Securities of foreign issuers                                 Y         Y         Y        Y      Y          Y        Y
Depositary receipts                                           Y         Y                  Y      Y
Securities from developing countries/emerging markets                   Y                  Y      Y
Convertible securities                                        Y         Y         Y        Y      Y
Long-term debt                                                          Y         Y        Y      Y
Long-term debt when originally issued but with                Y         Y         Y        Y      Y          Y        Y
less than 397 days remaining to maturity
Short-term debt                                               Y         Y         Y        Y      Y          Y        Y
Floating and variable rate securities                         Y         Y         Y        Y      Y          Y        Y
Zero coupon securities                                                  Y         Y        Y      Y
Step-coupon securities                                                                     Y      Y
Pay-in-kind bonds                                                       Y                  Y      Y
Deferred payment securities                                             Y                  Y      Y
Brady bonds                                                             Y                  Y
Non-investment grade debt                                               Y                  Y      Y
Loan participations and assignments                           Y         Y         Y        Y      Y          Y        Y
Sovereign debt (foreign) (denominated in U.S. $)                        Y         Y        Y      Y          Y        Y
Foreign commercial paper(denominated in U.S. $)               Y         Y                  Y      Y          Y        Y
Duration                                                                          Y        Y      Y
U.S. Government securities                                    Y         Y         Y        Y      Y          Y        Y
Money market instruments                                      Y         Y         Y        Y      Y          Y        Y
Mortgage-backed securities                                              Y         Y        Y      Y          Y        Y

                                                           Gartmore
                                                             GVIT      Gartmore                                 Gartmore
                                                            Global       GVIT   Gartmore   Gartmore    Gartmore   GVIT
                                                          Technology    Global    GVIT       GVIT        GVIT    Global
                                                              and       Health  Emerging International European   Small
          TYPE OF INVESTMENT OR TECHNIQUE               Communications Sciences  Markets    Growth      Leaders  Companies
---------------------------------------------------     -------------- -------- -------- ------------- -------- ----------
U.S. common stocks                                             Y           Y        Y         Y            Y        Y
Preferred stocks                                               Y           Y        Y         Y            Y        Y
Small company stocks                                           Y           Y        Y         Y            Y        Y
Special situation companies                                    Y           Y        Y         Y            Y        Y
Illiquid securities                                            Y           Y        Y         Y            Y        Y
Restricted securities                                          Y           Y        Y         Y            Y        Y
When-issued / delayed-delivery securities                      Y           Y        Y         Y            Y        Y
Limited liability companies                                                         Y         Y
Investment companies                                           Y           Y        Y         Y            Y        Y
Real estate securities                                         Y           Y        Y         Y            Y        Y
Securities of foreign issuers                                  Y           Y        Y         Y            Y        Y
Depositary receipts                                            Y           Y        Y         Y            Y        Y
Securities from developing countries / emerging                Y           Y        Y         Y            Y        Y
markets
Convertible securities                                         Y           Y        Y         Y            Y        Y
Long-term debt                                                                      Y         Y
Long-term debt when originally issued but with less                                 Y         Y
than 397 days remaining to maturity
Short-term debt                                                Y           Y        Y         Y            Y        Y
Floating and variable rate securities                          Y           Y        Y         Y            Y        Y
Zero coupon securities                                                              Y         Y            Y
Step-coupon securities                                                              Y         Y
Pay-in-kind bonds                                                                   Y         Y
Deferred payment securities                                                         Y         Y
Brady bonds                                                                         Y         Y            Y
Non-investment grade debt                                                           Y         Y
Loan participations and assignments                            Y           Y        Y         Y            Y        Y
Sovereign debt (foreign) (denominated in U.S. $)                                    Y         Y            Y        Y
Foreign commercial paper (denominated in U.S. $)                           Y        Y         Y            Y        Y
Duration                                                                            Y         Y            Y        Y
U.S. Government securities                                     Y           Y        Y         Y            Y        Y
Money market instruments                                       Y           Y        Y         Y            Y        Y
Mortgage-backed securities                                                          Y         Y


                                                                             Gartmore Gartmore Gartmore
                                                                   Gartmore    GVIT     GVIT     GVIT    Gartmore
                                                         Gartmore    GVIT      U.S.     Asia    Global     GVIT
                                                           GVIT   Nationwide  Growth   Pacific Financial  Global
          TYPE OF INVESTMENT OR TECHNIQUE                   OTC     Leaders   Leaders  Leaders Services  Utilities
---------------------------------------------------      -------- ---------- -------- -------- --------- ---------
U.S. common stocks                                           Y         Y         Y        Y        Y         Y
Preferred stocks                                             Y         Y         Y        Y        Y         Y
Small company stocks                                         Y         Y         Y        Y        Y         Y
Special situation companies                                  Y         Y         Y        Y        Y         Y
Illiquid securities                                          Y         Y         Y        Y        Y         Y
Restricted securities                                        Y         Y         Y        Y        Y         Y
When-issued / delayed-delivery securities                    Y         Y         Y        Y        Y         Y
Limited liability companies
Investment companies                                         Y         Y         Y        Y        Y         Y
Real estate securities                                       Y                                     Y         Y
Securities of foreign issuers                                Y         Y         Y        Y        Y         Y
Depositary receipts                                          Y         Y         Y        Y        Y         Y
Securities from developing countries / emerging              Y                   Y        Y        Y         Y
markets
Convertible securities                                       Y         Y         Y        Y        Y         Y
Long-term debt                                                                   Y        Y        Y         Y
Long-term debt when originally issued but with less                    Y         Y        Y        Y         Y
than 397 days remaining to maturity
Short-term debt                                              Y         Y         Y        Y        Y         Y
Floating and variable rate securities                        Y         Y         Y        Y        Y         Y
Zero coupon securities                                                                    Y        Y         Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities                                                               Y        Y         Y
Brady bonds                                                                               Y        Y         Y
Non-investment grade debt                                                        Y        Y
Loan participations and assignments                          Y         Y         Y        Y        Y         Y
Sovereign debt (foreign) (denominated in U.S. $)             Y
Foreign commercial paper (denominated in U.S. $)             Y         Y
Duration                                                     Y
U.S. Government securities                                   Y         Y         Y        Y        Y         Y
Money market instruments                                     Y         Y         Y        Y        Y         Y
Mortgage-backed securities                                                       Y

                                                                       Gartmore                  Gartmore
                                                          Gartmore       GVIT       Gartmore       GVIT       Gartmore
                                                            GVIT       Investor       GVIT       Investor       GVIT
                                                          Investor   Destinations   Investor   Destinations   Investor
                                                        Destinations  Moderately  Destinations  Moderately  Destinations
         TYPE OF INVESTMENT OR TECHNIQUE                 Aggressive   Aggressive    Moderate   Conservative Conservative
---------------------------------------------------     ------------ ------------ ------------ ------------ ------------
U.S. common stocks                                            Y            Y           Y            Y            Y
Preferred stocks
Small company stocks                                          Y            Y           Y            Y            Y
Special situation companies                                   Y            Y           Y            Y            Y
Illiquid securities                                           Y            Y           Y            Y            Y
Restricted securities                                         Y            Y           Y            Y            Y
When-issued / delayed-delivery securities                     Y            Y           Y            Y            Y
Limited liability companies
Investment companies                                          Y            Y           Y            Y            Y
Real estate securities
Securities of foreign issuers                                 Y            Y           Y            Y            Y
Depositary receipts                                           Y            Y           Y            Y            Y
Securities from developing countries / emerging
markets
Convertible securities
Long-term debt                                                Y            Y           Y            Y            Y
Long-term debt when originally issued but with less           Y            Y           Y            Y            Y
than 397 days remaining to maturity
Short-term debt                                               Y            Y           Y            Y            Y
Floating and variable rate securities                         Y            Y           Y            Y            Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)              Y            Y           Y            Y            Y
Foreign commercial paper (denominated in U.S. $)              Y            Y           Y            Y            Y
Duration                                                      Y            Y           Y            Y            Y
U.S. Government securities                                    Y            Y           Y            Y            Y
Money market instruments                                      Y            Y           Y            Y            Y
Mortgage-backed securities                                    Y            Y           Y            Y            Y


                                                                                        Gartmore
                                                        GVIT     Dreyfus     Gartmore     GVIT
                                                       Equity     GVIT         GVIT    Nationwide
                                                         500  International Developing  Principal
         TYPE OF INVESTMENT OR TECHNIQUE                Index     Value       Markets  Protected*
---------------------------------------------------    ------ ------------- ---------- ----------
U.S. common stocks                                        Y         Y            Y        G, PG
Preferred stocks                                          Y         Y            Y        G, PG
Small company stocks                                      Y         Y            Y        G, PG
Special situation companies                               Y         Y            Y        G, PG
Illiquid securities                                                 Y            Y        G, PG
Restricted securities                                               Y            Y        G, PG
When-issued / delayed-delivery securities                 Y         Y            Y        G, PG
Limited liability companies                                         Y            Y
Investment companies                                      Y         Y            Y        A
Real estate securities                                    Y         Y            Y        G, PG
Securities of foreign issuers                             Y         Y            Y        A
Depositary receipts                                       Y         Y            Y        G, PG
Securities from developing countries / emerging           Y         Y            Y
markets
Convertible securities                                    Y         Y            Y        G, PG
Long-term debt                                                                            PG
Long-term debt when originally issued but with less                              Y        A
than 397 days remaining to maturity
Short-term debt                                           Y         Y            Y        A
Floating and variable rate securities                     Y         Y            Y        A
Zero coupon securities                                                           Y        G
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds                                                                      Y
Non-investment grade debt
Loan participations and assignments                       Y         Y            Y        PG
Sovereign debt (foreign) (denominated in U.S. $)                    Y            Y
Foreign commercial paper (denominated in U.S. $)                    Y            Y        A
Duration                                                                                  G
U.S. Government securities                                Y         Y            Y        A
Money market instruments                                  Y         Y            Y        A
Mortgage-backed securities                                                                G


                                                        Gartmore Dreyfus
                                                          GVIT    GVIT            GVIT  GVIT  Gartmore
                                               Gartmore    Mid     Mid    GVIT    Small Small   GVIT    Comstock
                                                 GVIT      Cap     Cap    Small    Cap   Cap  Worldwide   GVIT
      TYPE OF INVESTMENT OR TECHNIQUE           Growth   Growth   Index  Company Growth Value  Leaders    Value
---------------------------------------------  -------- -------- ------- ------- ------ ----- --------- --------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls                                                       Y
Asset-backed securities                           Y                         Y
Bank and/or Savings and Loan obligations          Y          Y      Y       Y       Y     Y       Y         Y
Repurchase agreements                             Y          Y      Y       Y       Y     Y       Y         Y
Reverse repurchase agreements                                Y      Y       Y       Y     Y       Y         Y
Derivatives                                       Y          Y      Y       Y       Y     Y       Y         Y
Warrants                                          Y          Y      Y       Y       Y     Y       Y         Y
Futures                                           Y          Y      Y       Y       Y     Y       Y         Y
Options                                           Y          Y      Y       Y       Y             Y         Y
Foreign currencies                                Y          Y      Y       Y       Y             Y
Forward currency contracts                                                  Y       Y             Y
Borrowing money                                   Y          Y      Y       Y       Y     Y       Y         Y
Lending of portfolio securities                   Y          Y      Y       Y       Y     Y       Y         Y
Investment of securities lending collateral       Y          Y      Y       Y       Y     Y       Y         Y
Short sales                                       Y          Y      Y       Y                     Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities                                Y                                       Y
 Strip Bonds
Nationwide Contract
Municipal securities

                                                                                Van
                                                                               Kampen Federated
                                                             J.P.    Gartmore   GVIT    GVIT    Gartmore Gartmore
                                                 Gartmore   Morgan     GVIT     Multi   High      GVIT     GVIT
                                                   GVIT      GVIT   Government Sector  Income     Money    Money
      TYPE OF INVESTMENT OR TECHNIQUE           Nationwide Balanced    Bond     Bond    Bond     Market  Market II
-------------------------------------------     ---------- -------- ---------- ------ --------- -------- ---------
Stripped mortgage-backed securities                                      Y        Y
Collateralized mortgage obligations                            Y         Y        Y
Mortgage dollar rolls                                          Y         Y        Y
Asset-backed securities                              Y         Y         Y        Y       Y         Y       Y
Bank and/or Savings and Loan obligations             Y         Y         Y        Y       Y         Y       Y
Repurchase agreements                                Y         Y         Y        Y       Y         Y       Y
Reverse repurchase agreements                                  Y                  Y       Y
Derivatives                                          Y         Y                  Y       Y
Warrants                                             Y         Y                  Y       Y
Futures                                              Y         Y                  Y       Y
Options                                              Y         Y                  Y       Y
Foreign currencies                                                                Y       Y
Forward currency contracts                                                        Y       Y
Borrowing money                                      Y         Y         Y        Y       Y         Y       Y
Lending of portfolio securities                      Y                   Y        Y       Y
Investment of securities lending collateral          Y                   Y        Y       Y
Short sales
Swap agreements                                                                   Y       Y
Extendable commercial notes                                                                         Y       Y
Wrap contracts
Indexed securities                                   Y
 Strip Bonds                                                             Y
Nationwide Contract
Municipal securities                                                                                Y       Y

                                                   Gartmore
                                                     GVIT      Gartmore                                 Gartmore
                                                    Global       GVIT   Gartmore   Gartmore    Gartmore   GVIT
                                                  Technology    Global    GVIT       GVIT        GVIT    Global
                                                      and       Health  Emerging International European   Small
        TYPE OF INVESTMENT OR TECHNIQUE         Communications Sciences  Markets    Growth      Leaders Companies
----------------------------------------------  -------------- -------- -------- ------------- -------- ---------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls

Asset-backed securities
Bank and/or Savings and Loan obligations                Y          Y        Y          Y            Y        Y
Repurchase agreements                                   Y          Y        Y          Y            Y        Y
Reverse repurchase agreements                           Y                                           Y
Derivatives                                             Y          Y        Y          Y            Y        Y
Warrants                                                Y          Y        Y          Y            Y        Y
Futures                                                 Y          Y        Y          Y            Y        Y
Options                                                 Y                   Y          Y            Y        Y
Foreign currencies                                      Y          Y        Y          Y            Y        Y
Forward currency contracts                              Y          Y        Y          Y            Y        Y
Borrowing money                                         Y          Y        Y          Y            Y        Y
Lending of portfolio securities                         Y          Y        Y          Y            Y        Y
Investment of securities lending collateral             Y          Y        Y          Y            Y        Y
Short sales                                             Y          Y                   Y            Y        Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities                                                          Y
 Strip Bonds
Nationwide Contract
Municipal securities


                                                                      Gartmore Gartmore Gartmore
                                                            Gartmore    GVIT     GVIT     GVIT    Gartmore
                                                  Gartmore    GVIT      U.S.     Asia    Global     GVIT
                                                    GVIT   Nationwide  Growth   Pacific Financial  Global
        TYPE OF INVESTMENT OR TECHNIQUE             OTC     Leaders   Leaders  Leaders Services  Utilities
------------------------------------------------  -------- ---------- -------- -------- --------- ---------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls

Asset-backed securities                                          Y        Y
Bank and/or Savings and Loan obligations               Y         Y        Y        Y       Y         Y
Repurchase agreements                                  Y         Y        Y        Y       Y         Y
Reverse repurchase agreements                                                      Y       Y         Y
Derivatives                                            Y         Y        Y        Y       Y         Y
Warrants                                               Y         Y        Y        Y       Y         Y
Futures                                                Y         Y        Y        Y       Y         Y
Options                                                Y         Y        Y        Y       Y         Y
Foreign currencies                                     Y                  Y        Y       Y         Y
Forward currency contracts                             Y                  Y        Y       Y         Y
Borrowing money                                        Y         Y        Y        Y       Y         Y
Lending of portfolio securities                        Y         Y        Y        Y       Y         Y
Investment of securities lending collateral            Y         Y        Y        Y       Y         Y
Short sales                                                      Y        Y        Y       Y         Y
Swap agreements                                        Y
Extendable commercial notes
Wrap contracts
Indexed securities                                               Y
 Strip Bonds
Nationwide Contract
Municipal securities

                                                                    Gartmore                  Gartmore
                                                       Gartmore       GVIT       Gartmore       GVIT       Gartmore
                                                         GVIT       Investor       GVIT       Investor       GVIT
                                                       Investor   Destinations   Investor   Destinations   Investor
                                                     Destinations  Moderately  Destinations  Moderately  Destinations
       TYPE OF INVESTMENT OR TECHNIQUE                Aggressive   Aggressive    Moderate   Conservative Conservative
----------------------------------------------       ------------ ------------ ------------ ------------ ------------
Stripped mortgage-backed securities
Collateralized mortgage obligations                        Y           Y              Y            Y           Y
Mortgage dollar rolls                                      Y           Y              Y            Y           Y
Asset-backed securities                                    Y           Y              Y            Y           Y
Bank and/or Savings and Loan obligations                   Y           Y              Y            Y           Y
Repurchase agreements                                      Y           Y              Y            Y           Y
Reverse repurchase agreements
Derivatives                                                Y           Y              Y            Y           Y
Warrants
Futures                                                    Y           Y              Y            Y           Y
Options                                                    Y           Y              Y            Y           Y
Foreign currencies                                         Y           Y              Y            Y           Y
Forward currency contracts                                 Y           Y              Y            Y           Y
Borrowing money                                            Y           Y              Y            Y           Y
Lending of portfolio securities
Investment of securities lending collateral
Short sales                                                Y           Y              Y            Y           Y
Swap agreements                                            Y           Y              Y            Y           Y
Extendable commercial notes                                Y           Y              Y            Y           Y
Wrap contracts
Indexed securities                                         Y           Y              Y            Y           Y
 Strip Bonds
Nationwide Contract                                                    Y              Y            Y           Y
Municipal securities


                                                                                      Gartmore
                                                      GVIT     Dreyfus     Gartmore     GVIT
                                                     Equity     GVIT         GVIT    Nationwide
                                                       500  International Developing  Principal
     TYPE OF INVESTMENT OR TECHNIQUE                  Index     Value       Markets  Protected*
-------------------------------------------          ------ ------------- ---------- ----------
Stripped mortgage-backed securities
Collateralized mortgage obligations                                                       G
Mortgage dollar rolls
Asset-backed securities                                                                   A
Bank and/or Savings and Loan obligations                Y          Y           Y          A
Repurchase agreements                                   Y          Y           Y          A
Reverse repurchase agreements                                                             A
Derivatives                                             Y          Y           Y
Warrants                                                Y          Y           Y        G, PG
Futures                                                 Y          Y           Y        G, PG
Options                                                 Y          Y           Y        G, PG
Foreign currencies                                      Y          Y           Y
Forward currency contracts                              Y          Y           Y
Borrowing money                                         Y          Y           Y          A
Lending of portfolio securities                         Y          Y           Y        G, PG
Investment of securities lending collateral             Y          Y           Y        G, PG
Short sales                                             Y          Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities                                                             Y         PG
 Strip Bonds                                                                            G, PG
Nationwide Contract
Municipal securities

* The Gartmore GVIT Nationwide Principal Protected Fund has an Offering Period, a Guarantee Period, and a Post Guarantee Period and may not invest in all of these investments during each period. For example, during the Offering Period, fund assets will be invested primarily in cash and money market obligations. During the Guarantee Period, he Fund may not be permitted by the terms of the Capital Protection Agreement (as described in the Fund's prospectus) to invest in all the securities and utilize all the techniques described below and in the Fund's prospectus. Therefore, the permissible securities that the Fund may invest in during each period are identified as follows:

         O = Offering Period
         G = Guarantee Period
         PG = Post Guarantee Period
         A = All Periods

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE GVIT INVESTOR DESTINATIONS FUNDS

      Each of the GVIT Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the GVIT Investor Destinations Funds discusses the investment objectives and strategies for each GVIT Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each GVIT Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the GVIT Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the GVIT Investor Destinations Aggressive Fund currently - the Nationwide contract (described more in detail below). Periodically, each GVIT Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a GVIT Investor Destinations Fund's asset allocation.

      The following is a list of the mutual funds that are part of the Gartmore group of funds (the "Gartmore Funds") that the GVIT Investor Destinations Funds may currently invest in. This list may be updated from time to time and is currently supplemented with funds that are not part of the Gartmore Funds. As described below, Gartmore Mutual Fund Capital Trust ("GMF") has employed a subadviser for each of the index funds listed below. Each of the Underlying Funds which is a Gartmore Fund is described in the Statement of Additional Information for Gartmore Mutual Funds and its respective prospectuses.

-     Gartmore International Index Fund

-     Gartmore Small Cap Index Fund

-     Gartmore Mid Cap Market Index Fund

-     Gartmore Bond Index Fund

-     Gartmore S&P 500 Index Fund

-     Gartmore Morley Enhanced Income Fund

-     Gartmore Money Market Fund

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

      Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

      Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

      - the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;o the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

- the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

      Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

      Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization"

(where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

      In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

      Money Market Instruments. Money market instruments may include the following types of instruments:

            - obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

            - obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

            - obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

            - asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

            -     repurchase agreements;

            -     bank and savings and loan obligations;

            - commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

            - bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

            - high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

            - extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extended commercial notes are determined to be illiquid, each of the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities;

            - unrated short-term (maturity in 397 days or less) debt obligation that are determined by a Fund's adviser or subadviser to be of compatible quality to the securities described above.

      Extendable Commercial Notes. The Gartmore GVIT Money Market Fund, the Gartmore GVIT Money Market Fund II and the Gartmore Money Market Fund (as an Underlying Fund for the GVIT Investor Destinations Funds) may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

      The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

      Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.

      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Gartmore Money Market Fund and the Gartmore Money Market Fund II may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

      Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

REPURCHASE AGREEMENTS

      In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LIMITED LIABILITY COMPANIES

      Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

LENDING PORTFOLIO SECURITIES

      A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

      The cash collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the Statement of Additional Information. Collateral may also be invested in a money market investment company or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

      Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      Investment in Companies in Developing or Emerging Market Countries. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and

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liquidity in the bond markets in developing countries are less than in the
United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

BRADY BONDS

      Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. If an issuer defaults with respect to collateralized Brady Bonds and as a result the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

REAL ESTATE SECURITIES

      Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

      Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

      A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

      Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

      An investment in an enhanced convertible security or any other security may involve additional risks to the fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of a Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      A Fund may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33 1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and repurchase agreements which may be considered a form of borrowing.

DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the

Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund's interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

      Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A

Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Two types of swap agreements that some Funds may utilize are credit default swaps or total rate of return swaps.

      Credit Default Swaps. A credit default swap ("CDS") is an agreement between two counterparties whereby one party (the "Protection Buyer") agrees to make payments over the term of the CDS to another party (the "Protection Seller"), provided that no designated event of default (an "Event of Default") occurs on an underlying bond (the "Reference Bond") has occurred. If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the "Deliverable Bond"). The counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, the Fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If the Fund is a Protection Buyer and no Event of Default occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If the Fund is the Protection Seller and no Event of Default occurs, the Fund will receive a fixed rate of income through the term of the CDS. However, if an Event of Default occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Bond and the counterparty to the CDS. Utilizing a credit default swap will essentially allow the Fund to manage its duration with regard to the credit risk of an issuer independently from the underlying interest rate risk of the market.

      Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund's stated benchmark.

      Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

      Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

      Credit Linked Notes. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

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      Foreign Currency-Related Derivative Strategies - Special Considerations. A
Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund's adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

      As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the GVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

      A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

BANK OBLIGATIONS

      Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

      Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalents or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered borrowings by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

      Each of the GVIT Investor Destinations Funds (except the GVIT Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a GVIT Investor Destinations Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

CAPITAL PROTECTION AGREEMENT (FOR THE GARTMORE GVIT NATIONWIDE PRINCIPAL PROTECTED FUND)

      The Gartmore GVIT Nationwide Principal Protected Fund has entered into a Capital Protection Agreement with AIG Financial Products Corp. (the "Capital Protection Provider"), in order to help ensure that the Fund will be able to redeem any shareholder's account on the Guarantee Maturity Date at no less than the Guaranteed Amount. The Guaranteed Amount is the initial value of the investor's account at the beginning of the Guarantee Period. It may be reduced under some circumstances described below. An investor's initial purchase amount will also be decreased by any initial sales charges paid to determine the investor's Guaranteed Amount. To receive the full Guaranteed Amount at the end of the Guarantee Period, an investor must automatically reinvest all dividends and distributions received from the Fund and redeem no shares. In addition to reductions in the Guaranteed Amount caused by redemptions or taking your dividends or distributions in cash, an investor's Guaranteed Amount may be reduced by:

   - any extraordinary expenses incurred by the Fund that are not covered by the Capital Protection Agreement (including, for example, legal fees or other costs of litigating a claim brought against the Fund); and

   - any reduction in the Fund's net assets because the Fund, Gartmore Mutual Fund Capital Trust (GMF) (the Fund's investment adviser) or its other service providers do not perform as required under the Capital Protection Agreement.

      Although the Fund never restricts your ability to redeem your shares or to take dividends or distributions in cash instead of reinvesting them, you will be reducing or eliminating the benefit of the Capital Protection if you do so during the Guarantee Period. As a result, shareholders who redeem during the Guarantee Period will bear the cost of the Capital Protection Agreement without receiving any corresponding benefit.

      Under the Capital Protection Agreement, if the assets of the Fund do not meet certain requirements or certain other conditions occur (including noncompliance with the certain agreed upon investment parameters) prior to the Guarantee Maturity Date (each, a "Trigger Event", as further described below), a "Zero Coupon Investment Period" may begin and the Fund may be required to liquidate its assets in both the Total Return Component (primarily equity securities) and the Protection Component (primarily high quality debt securities, which may include a high proportion of zero coupon securities) other than certain zero coupon U.S. government securities it then holds, and will pay the proceeds of that liquidation to the Capital Protection Provider. In exchange for those proceeds, the Capital Protection Provider will deliver to the Fund zero coupon U.S. government securities with a face amount that, together with the face amount of any zero coupon U.S. government securities then held by the Fund, equals at least the aggregate Guaranteed Amount. If the Fund moves into a Zero Coupon Investment Period, the Fund will be required to hold zero coupon U.S. government securities to maturity except to the extent that they need to be sold to cover shareholder redemptions and Fund expenses. At the end of the Guarantee Period, the Fund will inform the Capital Protection Provider whether the Fund's net assets are sufficient to pay the aggregate Guaranteed Amounts to the remaining shareholders. If there are not sufficient assets at that time and assuming that the Fund's assets have not been reduced by causes other than fluctuations in the market value of the Fund's assets or by redemptions from the Fund, the Capital Protection Provider will then pay to the Fund an amount of cash that, together with the available cash held by the Fund, equals the aggregate Guaranteed Amount.

      While the Capital Protection Agreement will protect the Fund from any reductions in the Fund's net asset value that are attributable to fluctuations in the market value of the Fund's assets, other reductions including, without limitation, those reductions attributable to acts or omissions of the Fund, GMF or their representatives that constitute negligence, recklessness, bad faith or willful misconduct, or to failures to comply with the Fund Allocation Conditions (conditions which determine the allocation from time to time of the Fund's assets between the Total Return Component and the Protection Component) or the Investment Management Guidelines (investment guidelines that determine the separate composition of each of the Total Return Component and the Protection Component), including specifying the types of securities, as well as the countries and sectors in which the Total Return Component and the Protection Component of the Fund may invest or with their respective statutory obligations to shareholders to limit dilution resulting from redemption of shares are not covered by the Capital Protection Agreement.

      A "Trigger Event" means that the assets of the Fund do not meet the requirements of the Capital Protection Agreement on any business day prior to the Guarantee Maturity Date or the occurrence of any of the following events at any time before the fifth business day prior to the Guarantee Maturity Date: (a) a change to the Investment Management Guidelines not approved by the Capital Protection Provider; (b) any failure by the Investment Adviser to cure a breach of the Fund Allocation Conditions after receipt of notice of such breach from the Capital Protection Provider; (c) any failure of the Fund to comply with the Investment Management Guidelines, unless such failure is cured in accordance with the Capital Protection Agreement; (d) the termination of, or the failure of expenses incurred by the Fund to be within the limits set forth in, the Expense Limitation Agreement; (e) the Fund has incurred expenses or liabilities not covered by the Expense Limitation Agreement or has incurred other expenses or liabilities that exceed 5% of the assets of the Fund; (f) an event of default where the Fund is the defaulting party or a termination event where the Fund is an affected party under the Capital Protection Agreement; (g) the Investment Adviser resigns, or the agreement with the Investment Adviser is terminated by the Board of Trustees, the Fund's shareholders or otherwise, and a successor is not acceptable to the Capital Protection Provider; (h) the Investment Adviser is no longer an affiliate of Nationwide Mutual Insurance Company; (i) the Investment Adviser breaches any obligation it has under the Capital Protection Agreement to cure a Trigger Event; (j) a breach by the Investment Adviser, the Fund or the Fund's custodian bank of the Capital Protection Agreement; (k) any amendment to the constitutive documents of the Fund, or any material change to the terms of the Fund that is adverse to the interests of the Fund or the Capital Protection Provider; or (l) any suspension of the calculation of the net asset value of the Fund or of redemptions of the Fund's, unless cured on the business day following its occurrence. Once a Trigger Event occurs and unless the condition causing the Trigger Event can be cured, the Fund may have to irreversibly invest in zero coupon U.S. government securities for the remainder of the Guarantee Period and will enter into the "Zero Coupon Investment Period."

      The Trust's Board of Trustees may terminate or amend the terms of the Capital Protection Agreement at any time without shareholder approval, if the Board determines in its reasonable judgment that it is in the best interests of the Fund and its shareholders to do so. To the extent practicable, shareholders would be given at least 60 days prior written notice of any termination of the Capital Protection Agreement. In the event of such termination, the Trust's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of shareholders. In the event of the termination of the Capital Protection Agreement, the Fund would not be able to pay your Guaranteed Amount if and to the extent that the value of your account is less than your Guaranteed Amount on the Guarantee Maturity Date, unless the Fund is able to replace the Capital Protection Agreement. Replacement of the Capital Protection Agreement may entail substantial additional expense to the Fund.

AIG FINANCIAL PRODUCTS CORP. AND AIG, INC. The Capital Protection Provider is a Delaware corporation. The Capital Protection Provider and its subsidiaries conduct, primarily as principal, a financial derivative products business. The Capital Protection Provider also enters into investment contracts and other structured transactions, and invests in a diversified portfolio of securities. In the course of conducting its business, the Capital Protection Provider also engages in a variety of other related transactions. AIG, Inc. (AIG), the Capital Protection Provider's parent, is also organized as a Delaware corporation. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, and retirement savings and asset management. AIG has unconditionally guaranteed the payment obligations of the Capital Protection Provider arising under the Capital Protection Agreement.

      Since the Capital Protection Provider's payment obligations under the Capital Protection Agreement are guaranteed by AIG, its parent, a shareholder's ability to receive the Guaranteed

Amount may depend on the financial condition of the Capital Protection Provider and AIG and their ability to meet their obligations to the Fund. If the Capital Protection Provider and AIG become insolvent or their credit deteriorates substantially, the Capital Protection Provider and AIG may not be able to perform as required by the Capital Protection Agreement and the related guarantee. In such event, the Fund could take a variety of actions, including replacing the Capital Protection Agreement. In such circumstances, shareholders could suffer a loss of principal. During the Post-Guarantee Period, an investment in the Fund will no longer receive the benefit of the Capital Protection Agreement.

      The following is incorporated by reference herein:

      - AIG's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2001;

      - AIG's unaudited financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002;

      - AIG's current report on Form 8-K dated and filed February 13, 2003; and

      - to the extent filed with the Commission prior to the end of the Fund's Offering Period, AIG's audited financial statements included in any Annual Report of AIG on Form 10-K and AIG's unaudited financial statements included in any Quarterly Reports of AIG on Form 10-Q.

TEMPORARY INVESTMENTS

      Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Dreyfus GVIT Mid Cap Index Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. The Dreyfus GVIT Mid Cap Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

- May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

- May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, Gartmore GVIT Worldwide Leaders Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT Global Technology and Communications Fund, GVIT Equity 500 Index Fund and each of the GVIT Investor Destinations Funds:

- May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Technology and Communications Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT U.S. Growth Leaders Fund and the GVIT Investor Destinations Funds:

- May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Each of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II may not:

- Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The GVIT Investor Destinations Funds:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

The GVIT Equity 500 Index Fund:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

CONCENTRATION POLICIES

      Each of the following Funds invests 25% or more of its assets in the securities of companies in the same or related industries as described below:

THE GARTMORE GVIT U.S. GROWTH LEADERS FUND*:

- Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND*:

- Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE GARTMORE GVIT GLOBAL UTILITIES FUND*:

- Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND*:

- Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND:

- Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

      * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

      The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

- Sell securities short (except for the Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

- Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 331/3% of the Fund's total assets at the time of the borrowing or investment.

      The following are the NON-FUNDAMENTAL operating policies of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

No such Fund may:

-     Make short sales of securities.

- Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and
      (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

      The following is a NON-FUNDAMENTAL operating policy of each of the Funds which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

      A Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets; except that a Fund may purchase securities during such time to the extent only that the Fund's receivables for securities sold exceeds the amount of such borrowings at the time of purchase.

      The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

      In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

      Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

      1) A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

      2) A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

      3) A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

      4) A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

      Each U.S. government agency or instrumentality shall be treated as a separate issuer.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2003 and 2002, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

                        FUND                           2003            2002
                        ----                           ----            ----
Comstock GVIT Value Fund                               71.31%(1)      245.24%
Gartmore GVIT Emerging Markets Fund                   133.49%(2)      219.84%
Gartmore GVIT Global Health Sciences Fund             542.89%(3)      764.93%
Gartmore GVIT Investor Destinations Aggressive Fund    49.13%(4)      111.74%
Gartmore GVIT Nationwide Leaders Fund                 244.94%(5)      105.28%
Gartmore GVIT U.S. Growth Leaders Fund                580.71%(6)      754.41%
Gartmore GVIT Worldwide Leaders Fund                  603.34%(7)      529.97%
Gartmore GVIT Nationwide Leaders Fund                 129.01%(8)       33.25%
Gartmore GVIT Mid Cap Growth Fund                     109.73%(9)       64.00%
Van Kampen GVIT Multi-Sector Fund                     296.62%(10)     385.94%

---------------------
(1) For the Comstock GVIT Value Fund, it is expected that the portfolio turnover in fiscal 2003 will be more representative of the portfolio turnover going forward. In 2002, the portfolio turnover was higher because the Fund's subadviser changed and the Fund was converted from an equity income fund to a general equity value fund.

(2) Gartmore GVIT Emerging Market Fund incurred lower portfolio turnover during the fiscal 2003 than during the fiscal 2002 because of lower levels of purchase and redemption activity by shareholders.

(3) The portfolio manager for the Gartmore GVIT Global Health Sciences Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal 2003, the portfolio manager made fewer changes than he thought necessary in the fiscal 2002.

(4) For the Gartmore GVIT Investor Destinations Aggressive Fund, it is expected that the portfolio turnover in fiscal 2003 will be more representative of the portfolio turnover going forward. The portfolio turnover decreased in the fiscal 2003 due to the Fund's assets growing from approximately $20 million as of December 31, 2002 to $95 million as of December 31, 2003. As assets grow, any particular buy-sell decision has less impact on the portfolio turnover.

(5) In late 2002, there was a change in the portfolio manager for the Gartmore GVIT Nationwide Leaders Fund resulting in changes in the portfolio in the fiscal 2003. Since the fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a larger impact on the portfolio turnover. In addition, market conditions in fiscal 2003 required more changes in the Fund's sector weights that led to increased portfolio turnover.

(6) Because the Gartmore GVIT US Growth Leaders Fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a large impact on the portfolio turnover rate. The portfolio turnover decreased in the fiscal 2003 due to the Fund's assets growing significantly. As assets grow, any particular buy-sell decision has less impact on the portfolio turnover.

(7) Because the subadviser for the Gartmore GVIT Worldwide Leader's Fund is not limited by portfolio turnover in its management style, the Fund's portfolio turnover will fluctuate based on particular market conditions. In addition, because the Gartmore GVIT Worldwide Leaders Fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a large impact on the portfolio turnover rate.

(8) Market conditions in 2003 required more decisive changes in the Gartmore GVIT Nationwide Fund's sector weights that led to increased portfolio turnover. More disciplined rebalancing of assets also generated higher portfolio turnover for the Fund.

(9) In May 2003, there was a change in the portfolio manager for the Gartmore GVIT Mid Cap Growth Fund resulting in changes in the portfolio in the fiscal 2003. It is expected that the portfolio turnover in the fiscal 2002 will be more representative of the portfolio turnover going forward.

(10) The portfolio manager for the Van Kampen GVIT Multi Sector Bond Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and securities valuations. In the fiscal 2003, the portfolio manager made fewer changes than he thought necessary in the fiscal 2002.

      High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.

INSURANCE LAW RESTRICTIONS

      In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, GMF and Gartmore Global Asset Management Trust ("GGAMT") (collectively, the "Advisers") and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Advisers may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

      Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations, it is expected that upon commencement of the public offering, Gartmore or one of its affiliates will own all or substantially all of the new fund's shares.

      As of April 7, 2004 the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

      As of September 30, 2004, to the knowledge of the Trust, the following shareholders held five percent or greater of the shares of the class of a Fund:

                                                                                                      PERCENT OF THE
                                                                                                       CLASS TOTAL
                                                                                                      ASSETS HELD BY
FUND/CLASS                                                             NO. OF SHARES                 THE SHAREHOLDER
COMSTOCK GVIT VALUE FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  8476998.438                       99.87%

COMSTOCK GVIT VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  2164337.473                       99.79%

COMSTOCK GVIT VALUE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
ATTN ROSANNE GATTA
COLUMBUS  OH  432182029                                                   3375574.65                       69.69%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
COLUMBUS  OH  432182029                                                  1468418.629                       30.31%

DREYFUS GVIT INTL VALUE FUND CLASS I

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   222476.009                       99.95%

DREYFUS GVIT INTL VALUE FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    227519.18                       99.95%

DREYFUS GVIT INTL VALUE FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   2590928.27                       75.77%

NATIONWIDE PROVIDENT
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   564659.365                       16.51%

DREYFUS GVIT INTL VALUE FUND CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VA
PO BOX 182029
COLUMBUS  OH  432182029
                                                                          3848422.96                       77.18%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
COLUMBUS  OH  432182029                                                   1138193.51                       22.82%

DREYFUS GVIT MID CAP INDEX FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 30098721.272                       97.72%

DREYFUS GVIT MID CAP INDEX FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                                                   464252.507                       55.73%

GREAT WEST LIFE & ANNUITY INS CO
8515 E ORCHARD RD
GREENWOOD VILLAGE  CO  80111                                               342624.24                       41.13%

FEDERATED GVIT HIGH INCOME BOND FUND CLASS I

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 34307298.494                       99.29%

GARTMORE GVIT DEVELOPING MARKETS CLASS II

AMERICAN SKANDIA LIFE
ASSURANCE CORP
1 CORPORATE DR
SHELTON  CT  064846208                                                   13178936.58                       95.43%

GARTMORE GVIT EMERGING MARKETS FUND CLASS I

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    1540150.9                       93.63%

GARTMORE GVIT EMERGING MARKETS FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                                                    782589.99                      100.00%

GARTMORE GVIT EMERGING MARKETS FUND CLASS III

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  4727024.541                       98.98%

GARTMORE GVIT GBL FINANCIAL SERVICE FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   271086.988                       90.85%

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    22030.925                        7.38%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS  OH  432182029                                                   148148.769                       99.91%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND CLASS III

NATIONWIDE INSURANCE CO
NWVA9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1483204.463                       98.88%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   607999.504                       82.61%

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    84049.162                       11.42%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    43799.241                        5.95%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   336309.306                       99.96%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  3639148.597                       96.80%

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS I

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  3720893.887                       94.40%

GARTMORE GVIT GLOBAL UTILITIES FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    195582.02                       92.90%

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    14375.322                        6.83%

GARTMORE GVIT GLOBAL UTILITIES FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS  OH  432182029
                                                                          105343.747                       99.86%

GARTMORE GVIT GLOBAL UTILITIES FUND CLASS III

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                                                  2072835.541                       99.09%

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATION FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   773149.893                       99.95%

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATION FUND CLASS III

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   5587945.19                       95.87%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                106330725.844                       97.56%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                                                   608524.509                      100.00%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1556039.434                      100.00%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VA
PO BOX 182029
COLUMBUS  OH  432182029                                                  2280073.161                       62.23%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1383779.532                       37.77%

GARTMORE GVIT GROWTH FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 21376966.311                       98.41%

GARTMORE GVIT GROWTH FUND CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VLI
PO BOX 182029
COLUMBUS  OH  432182029                                                  2633157.792                       73.53%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432192029                                                   947990.653                       26.47%

GARTMORE GVIT INTERNATIONAL GROWTH FUND CLASS I

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   478484.824                      100.00%

GARTMORE GVIT INTERNATIONAL GROWTH FUND CLASS III

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1376768.558                       99.37%

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 22894641.227                       99.46%

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 23759467.306                       99.69%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE AGGRESSIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  53499627.88                       99.02%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE CONSERVATIVE FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 35965867.817                       99.65%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                                                 88861189.273                       99.30%

GARTMORE GVIT MID CAP GROWTH FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY
OF AMERICA VAR LIFE SEPARATE ACCOUNT
PO BOX 182029
ATTN ROSANNE GATTA
COLUMBUS  OH  432182029                                                  3016215.993                       75.70%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   968369.387                       24.30%

GARTMORE GVIT MID CAP GROWTH FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  5554875.763                       96.56%

GARTMORE GVIT MID CAP GROWTH FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   471293.635                       99.99%

GARTMORE GVIT MID CAP GROWTH FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                                                    45796.883                      100.00%

GARTMORE GVIT MONEY MARKET FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                               1483661552.271                       97.04%

GARTMORE GVIT MONEY MARKET FUND CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VA
PO BOX 182029
COLUMBUS  OH  432182029                                                  58269321.58                       62.82%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 18029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  34487194.87                       37.18%

GARTMORE GVIT MONEY MARKET FUND CLASS V

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 397911111.05                       86.38%

NATIONWIDE  INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                     62748232                       13.62%

GARTMORE GVIT MONEY MARKET FUND II

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                                                 295568141.27                      100.00%

GARTMORE GVIT NATIONWIDE FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                124209920.036                       95.36%

GARTMORE GVIT NATIONWIDE FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                                                    85030.175                      100.00%

GARTMORE GVIT NATIONWIDE FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    921061.01                      100.00%

GARTMORE GVIT NATIONWIDE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY
OF AMERICA VAR LIFE SEPARATE ACCOUNT
PO BOX 182029
ATTN ROSANNE GATTA
COLUMBUS  OH  432182029                                                 13815991.112                       89.85%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1560135.647                       10.15%

GARTMORE GVIT NATIONWIDE LEADERS FUND CLASS III

NATIONWIDE LIFE INSURANCE CO
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   623392.885                       98.48%

GARTMORE GVIT NATIONWIDE LEADERS FUND CLASS I

NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS  OH  432182029                                                    60093.496                      100.00%

GARTMORE GVIT U.S. GROWTH LEADERS FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS  OH  432182029                                                   804480.567                      100.00%

GARTMORE GVIT U.S. GROWTH LEADERS FUND CLASS III

NATIONWIDE INSURANCE CO
NWVA9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  3062589.453                       99.79%

GARTMORE GVIT U.S. GROWTH LEADERS FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   485343.806                       89.49%

NATIONWIDE PROVIDENT
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    52870.681                        9.75%

GARTMORE GVIT WORLDWIDE LEADERS FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  2652684.369                       99.66%

GARTMORE GVIT WORLDWIDE LEADERS FUND CLASS III

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                   744844.384                      100.00%

GVIT EQUITY 500 INDEX FUND CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VLI
PO BOX 182029
COLUMBUS  OH  432182029                                                 24825405.279                       71.92%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
COLUMBUS  OH  432182029                                                  9691197.967                       28.08%

GVIT SMALL CAP GROWTH FUND CLASS I

NATIONWIDE INSURANCE COMPANY
NWVA14
PO BOX 182029
COLUMBUS  OH  432182029                                                  10283134.18                       96.56%

GVIT SMALL CAP GROWTH FUND CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                                                  1011182.676                      100.00%

GVIT SMALL CAP GROWTH FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                                                    86726.315                      100.00%

GVIT SMALL CAP VALUE FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 55944691.574                       98.42%

GVIT SMALL CAP VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  2951025.702                      100.00%

GVIT SMALL CAP VALUE FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                                                   180150.647                      100.00%

GVIT SMALL CAP VALUE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
ATTN ROSANNE GATTA
COLUMBUS  OH  432182029                                                  2921495.207                       67.05%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA VAR ANNUITY SEPARATE ACCOUNT
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1435899.147                       32.95%

GVIT SMALL COMPANY FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 31719423.224                       98.19%

GVIT SMALL COMPANY FUND CLASS II

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1639302.486                      100.00%

GVIT SMALL COMPANY FUND CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                                                    79173.245                      100.00%

GVIT SMALL COMPANY FUND CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VA
PO BOX 182029
COLUMBUS  OH  432182029                                                  1251417.657                       70.04%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                    535235.23                       29.96%

J.P. MORGAN GVIT BALANCED FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 18636596.449                       95.87%

JP MORGAN GVIT BALANCE FUND CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VA
PO BOX 182029
COLUMBUS  OH  432182029                                                  3979672.721                       76.10%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                  1249517.533                       23.90%

VAN KAMPEN GVIT MULTI-SECTOR BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                                                 23469306.362                       98.38%

      To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have "control" over matters which are subject a vote of the Fund's shares.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

           (1)                (2)           (3)                   (4)                    (5)               (6)
----------------------    -----------   -----------  -----------------------------  -------------  -------------------
                                          TERM OF                                     NUMBER OF
                                        OFFICE WITH                                 PORTFOLIOS IN
                                          TRUST -                                       FUND
                          POSITION(S)    LENGTH OF                                     COMPLEX
   NAME, ADDRESS, AND      HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
           AGE                FUND        SERVED*        DURING PAST FIVE YEARS        TRUSTEE      HELD BY TRUSTEE**
----------------------    -----------   -----------  -----------------------------  -------------  -------------------
Charles E. Allen            Trustee        Since     Mr. Allen is Chairman, Chief        78                None
                                         July 2000   Executive Officer and
c/o Gartmore Global                                  President of Graimark Realty
Investments, Inc.                                    Advisors, Inc. (real estate
1200 River Road,                                     development, investment and
Suite 1000,                                          asset management).(1)
Conshohocken, PA 19428

Age 56

Michael J. Baresich         Trustee        Since     Mr. Baresich is Chief               78                None
                                         March 2004  Executive Officer and
202 Monsfield Ave.                                   Director of Cokinetic Systems
Darien, CT 06820                                     Corp. (software company).
                                                     From 1999 to 2001, he was a
Age 50                                               Managing Director of Deutsche
                                                     Bank and from 1985 to 1999 he
                                                     was a Managing Director of
                                                     Bankers Trust.

Paula H.J. Cholmondeley     Trustee        Since     Ms. Cholmondeley is an              78                None
                                         July 2000   independent strategy
c/o Gartmore Global                                  consultant.  Ms. Cholmondeley
Investments, Inc.                                    was Vice President and
1200 River Road,                                     General Manager of Specialty
Suite 1000,                                          Products at Sappi Fine Paper
Conshohocken, PA 19428                               North America (1998 - 2004),
                                                     and, held various positions
Age 56                                               with Owens Corning, including
                                                     Vice President and General
                                                     Manager of the Residential
                                                     Insulation Division (1997 to
                                                     1998).

           (1)                (2)           (3)                   (4)                    (5)               (6)
----------------------    -----------   -----------  -----------------------------  -------------  -------------------
                                          TERM OF                                     NUMBER OF
                                        OFFICE WITH                                 PORTFOLIOS IN
                                          TRUST -                                       FUND
                          POSITION(S)    LENGTH OF                                     COMPLEX
   NAME, ADDRESS, AND      HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
           AGE                FUND        SERVED*        DURING PAST FIVE YEARS        TRUSTEE      HELD BY TRUSTEE**
----------------------    -----------   -----------  -----------------------------  -------------  -------------------
C. Brent DeVore             Trustee      Since 1990  Dr. DeVore is President of          78                None
                                                     Otterbein College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

Age 63

Robert M. Duncan            Trustee        Since     Since 1999, Mr. Duncan has          78                None
                                         April 1987  worked as an arbitration and
c/o Gartmore Global                                  mediation consultant.  From
Investments, Inc.                                    1996 to 1999, he was
1200 River Road,                                     Commissioner of the Ohio
Suite 1000,                                          Elections Commission.
Conshohocken, PA 19428

Age 76

Barbara L. Hennigar         Trustee        Since     Retired; Ms. Hennigar is the        78                None
                                         July 2000   former Chairman of
c/o Gartmore Global                                  OppenheimerFunds Services and
Investments, Inc.                                    Shareholder Services Inc. Ms.
1200 River Road,                                     Hennigar held this position
Suite 1000,                                          from October 1999 to June,
Conshohocken, PA 19428                               2000.  Prior to that, she
                                                     served as President and Chief
Age 68                                               Executive Officer of
                                                     OppenheimerFunds Services.

Thomas J. Kerr, IV          Trustee        Since     Dr. Kerr is President               78                None
                                        October 1971 Emeritus of Kendall College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

Age 70

Douglas F. Kridler          Trustee        Since     Mr. Kridler is the President        78                None
                                         September   and Chief Executive Officer
c/o Gartmore Global                        1997      of the Columbus Foundation,
Investments, Inc.                                    Columbus, OH based (a
1200 River Road,                                     foundation which manages over
Suite 1000,                                          1,000 individual endowment
Conshohocken, PA 19428                               funds). Prior to January 31,
                                                     2002, Mr. Kridler was the
Age 48                                               President of the Columbus
                                                     Association for the
                                                     Performing Arts and Chairman
                                                     of the Greater Columbus
                                                     Convention and Visitors
                                                     Bureau.

David C. Wetmore            Trustee        Since     Mr. Wetmore was the Managing        78                None
                                            1995     Director of Updata Capital,
c/o Gartmore Global                                  Inc., a venture capital firm.
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

Age 55

(1) Mr. Allen owns a 51% interest in Graimark Realty Advisors, Inc., a 67% owner of G/W Jefferson-St Jean LLC ("Jefferson-St"), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million ("Construction Loan"), from Bank One, NA, obtained in August, 2002.

            On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the "Merger"). Bank One Corporation was the parent company of Bank One, N.A. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser of two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust's management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

* The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

           (1)                (2)           (3)                   (4)                    (5)               (6)
----------------------    -----------  -----------  -----------------------------   -------------  --------------------
                                                                                      NUMBER OF
                                          TERM OF                                   PORTFOLIOS IN
                                         OFFICE -                                       FUND
                          POSITION(S)    LENGTH OF                                     COMPLEX
   NAME, ADDRESS, AND      HELD WITH       TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
           AGE                FUND       SERVED (1)     DURING PAST FIVE YEARS         TRUSTEE       HELD BY TRUSTEE(2)
----------------------    -----------  ------------ -----------------------------   -------------  --------------------
Paul J. Hondros           Trustee and      Since    Mr. Hondros is President and         78(3)            None
                            Chairman     July 2000  Chief Executive Officer of
Gartmore Global                                     Gartmore Distribution
Investments, Inc.                                   Services, Inc. (1), Gartmore
1200 River Road,                                    Investor Services, Inc. (1),
Suite 1000,                                         Gartmore Morley Capital
Conshohocken, PA 19428                              Management, Inc. (1), Gartmore
                                                    Morley Financial Services,

Age 55                                              Inc. (1), NorthPointe Capital,
                                                    LLC(1),  GGAMT(1), GGI(1), GMF(1),
                                                    and GSA(1) and a Director of
                                                    Nationwide Securities, Inc. (1)
                                                    as well as several entities
                                                    within Nationwide Financial
                                                    Services, Inc.

Arden L. Shisler            Trustee      February   Mr. Shisler is President and         78            Director of
                                         2000       Chief Executive Officer of K&B                 Nationwide Financial
c/o Gartmore Global                                 Transport, Inc., a trucking                       Services, Inc.
Investments, Inc.                                   firm, Chairman of the Board
1200 River Road,                                    for Nationwide Mutual
Suite 1000,                                         Insurance Company(1) and a
Conshohocken, PA 19428                              Director of Nationwide
                                                    Financial Services, Inc.*

Age 62

           (1)                (2)           (3)                   (4)                    (5)               (6)
----------------------    -----------  -----------  -----------------------------   -------------  --------------------
                                                                                      NUMBER OF
                                          TERM OF                                   PORTFOLIOS IN
                                         OFFICE -                                       FUND
                          POSITION(S)    LENGTH OF                                     COMPLEX
   NAME, ADDRESS, AND      HELD WITH       TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
           AGE                FUND       SERVED (1)     DURING PAST FIVE YEARS         TRUSTEE       HELD BY TRUSTEE(2)
----------------------    -----------  ------------ -----------------------------   -------------  --------------------
Gerald J. Holland          Treasurer       Since    Mr. Holland is Senior Vice           78                None
                                        March 2001  President - Operations for
Gartmore Global                                     GGI(1), GMF(1) and GSA. (1)
Investments, Inc.                                   He was Assistant Treasurer to
1200 River Road,                                    the Funds. Prior to July 2000,
Conshohocken, PA 19428                              he was Vice President for First
                                                    Data Investor Services, an
Age 52                                              investment company service
                                                    provider.

Eric E. Miller             Secretary      Since     Mr. Miller is Senior Vice            78                None
                                        December    President, Chief Counsel for
Gartmore Global                           2002      GGI, (1) GMF, (1) and GSA(1).
Investments, Inc.                                   Prior to August 2002, he was a
1200 River Road                                     Partner with Stradley Ronon
Conshohocken, PA 19428                              Stevens & Young, LLP.

Age 50

(1) This position is held with an affiliated person or principal underwriter of the Funds.

(2) Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3) Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC four private investment companies (hedge funds) managed by GSA*.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

      The Board of Trustees has four standing committees: Audit, Pricing and Valuation, Nominating and Fund Governance and Performance Committees.

      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; and (f) meet and consider the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairman) and Mr. Wetmore.

      The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met five times during the past fiscal year and currently consists of the following Trustees, Mr. Baresich, Ms. Hennigar, Mr. Kridler (Chairman) and Mr. Shisler.

      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Dr. DeVore, Mr. Duncan, Ms. Chomondeley and Dr. Kerr (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Gartmore Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP OF SHARES OF GARTMORE FUNDS AS OF DECEMBER 31, 2003

            (1)                                  (2)                                              (3)
                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                AND/OR SHARES IN ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF EQUITY SECURITIES AND/OR          COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE                    SHARES IN THE FUNDS*                              INVESTMENT COMPANIES
      ---------------                    --------------------                              --------------------
Charles E. Allen,                              None                                         $1 - $10,000

Michael J.                                     None                                              $0
Baresich**

Paula H.J.                                     None                                         over $100,000
Cholmondeley

C. Brent DeVore                                None                                         over $100,000

Robert M. Duncan                               None                                          $1 - $10,000

Barbara L. Hennigar                            None                                         over $100,000

Thomas J. Kerr, IV                             None                                        $10,001 - $50,000

Douglas F. Kridler                             None                                         over $100,000

David C. Wetmore                               None                                         over $100,000

Paul J. Hondros                                None                                         over $100,000

Arden L. Shisler                          over $100,000                                      $1 - $10,000

* Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

**    Mr. Baresich became a Trustee of the Trust on March 11, 2004.

OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2003

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

      (1)                     (2)            (3)               (4)             (5)               (6)
                         NAME OF OWNERS
                               AND
                        RELATIONSHIPS TO    NAME OF     TITLE OF CLASS OF     VALUE OF
   NAME OF TRUSTEE           TRUSTEE        COMPANY         SECURITY         SECURITIES     PERCENT OF CLASS
   --------------            -------        -------         --------         ----------     ----------------
Charles E. Allen               N/A            N/A               N/A             NONE              N/A

Michael J. Baresich(4)         N/A            N/A               N/A             NONE              N/A

      (1)                     (2)            (3)               (4)             (5)               (6)
                         NAME OF OWNERS
                               AND
                        RELATIONSHIPS TO    NAME OF     TITLE OF CLASS OF     VALUE OF
   NAME OF TRUSTEE           TRUSTEE        COMPANY         SECURITY         SECURITIES     PERCENT OF CLASS
   --------------            -------        -------         --------         ----------     ----------------

Paula H.J.                     N/A            N/A              N/A              NONE               N/A
Cholmondeley

C. Brent DeVore                N/A            N/A              N/A              NONE               N/A

Robert M. Duncan               N/A            N/A              N/A              NONE               N/A

Barbara L. Hennigar            N/A            N/A              N/A              NONE               N/A

Thomas J. Kerr, IV             N/A            N/A              N/A              NONE               N/A

Douglas F. Kridler             N/A            N/A              N/A              NONE               N/A

David C. Wetmore               N/A            N/A              N/A              NONE               N/A

(1) Investment advisers include Gartmore Mutual Fund Capital Trust and Gartmore Global Asset Management Trust.

(2) As of December 31, 2003, subadvisers include Dreyfus Corporation, Federated Investment Counseling, Gartmore Global Partners, J.P. Morgan Investment Management Inc., Neuberger Berman, LLC, Morgan Stanley Investment Management, Inc., Strong Capital Management, Waddell & Reed Investment Management Company and Van Kampen Asset Management, Inc.

(3) Or any company, other than an investment company, that controls a Fund's adviser or distributor.

(4)   Mr. Baresich became a Trustee of the Trust on March 11, 2004.

COMPENSATION OF TRUSTEES

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended December 31, 2003. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Gartmore Funds for the fiscal year ended December 31, 2003. Trust officers receive no compensation from the Trust in their capacity as officers.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

             (1)                       (2)                    (3)                    (4)                            (5)
                                                           PENSION
                                                          RETIREMENT
                                   AGGREGATE           BENEFITS ACCRUED      ESTIMATED ANNUAL
                                  COMPENSATION         AS PART OF TRUST        BENEFITS UPON           TOTAL COMPENSATION FOR THE
       NAME OF TRUSTEE           FROM THE TRUST            EXPENSES              RETIREMENT                    COMPLEX(1)
       --------------            --------------            --------              ----------                    ----------
Charles E. Allen                    $31,000                 - 0 -                  - 0 -                         $63,000

Michael J. Baresich(2)                N/A                    N/A                    N/A                             --

Paula H.J.                          $23,750                 - 0 -                  - 0 -                         $48,750
Cholmondeley

C. Brent DeVore                     $29,500                 - 0 -                  - 0 -                         $59,000

Robert M. Duncan                    $30,500                 - 0 -                  - 0 -                         $61,000

Barbara L. Hennigar                 $31,000                 - 0 -                  - 0 -                         $62,000

Paul J. Hondros(3)                   - 0 -                  - 0 -                  - 0 -                          - 0 -

Thomas J. Kerr, IV                  $31,500                 - 0 -                  - 0 -                         $63,000

Douglas F. Kridler                  $32,000                 - 0 -                  - 0 -                         $64,000

Mark L. Lipson(4)                   $16,375                 - 0 -                  - 0 -                         $32,750

Arden L. Shisler                    $24,500                 - 0 -                  - 0 -                         $49,000

David C. Wetmore                    $32,500                 - 0 -                  - 0 -                         $66,000

(1) On December 31, 2003, the Fund Complex included two trusts comprised of 80 investment company funds or series.

(2)   Mr. Baresich became a Trustee of the Trust on March 11, 2004.

(3) Does not receive compensation from the Trust for meeting attendance or being a Trustee.

(4) Mr. Lipson was a Trustee for the Trust from March 13, 2003 until September 16, 2003, when he resigned.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

      The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc. ("GGI"), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Advisers may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISERS

      GMF oversees the management of each of the Funds, other than the Gartmore GVIT Developing Markets, Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT European Leaders, Gartmore GVIT Global Small Companies, Gartmore GVIT OTC, Gartmore GVIT Asia Pacific Leaders, Gartmore GVIT Global Financial Services and Gartmore GVIT Global Utilities Funds, for which GGAMT oversees management. GMF and GGAMT (together, the "Advisers") manage the Funds pursuant to Investment Advisory Agreements with the Trust (the "Investment Advisory Agreements"). Pursuant to their respective Investment Advisory Agreements, the Advisers either provide portfolio management for the Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. The Advisers pay the compensation of Mr. Hondros. The officers of the Trust receive no compensation from the Trust. The Advisers also pay all expenses incurred by them in providing service under their respective Investment Advisory Agreements, other than the cost of investments and the Advisers, GDSI or one of their affiliates pay, out of their respective profits, additional fees to insurance companies, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

      The Investment Advisory Agreements also provide that the Advisers shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the Agreements. After an initial period of not more than two years, the Investment Advisory Agreements must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned and they may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Advisers may render similar services to others.

      GMF, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Gartmore Global Investments, Inc., a holding company which is an indirect, majority-owned subsidiary of GGAMT, also located at 1200 River Road, Suite 1000, Conshohocken, PA 19428. GGAMT, which is a registered investment adviser, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

      Subject to the supervision of the Advisers and the Trustees, each subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

      Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

         FUND                                              ASSETS                                INVESTMENT ADVISORY FEE
         ----                                              ------                                -----------------------
Comstock GVIT Value Fund                           $0 up to $50 million                                 0.80%
                                                   $50 million up to $250 million                       0.65%
                                                   $250 million up to $500 million                      0.60%
                                                   $500 million and more                                0.55%

Dreyfus GVIT International Value Fund              $0 up to $500 million                                0.75%
                                                   $500 million and more                                0.70%

Dreyfus GVIT Mid Cap Index Fund                    $0 up to $250 million                                0.30%
                                                   $250 million up to $500 million                      0.29%
                                                   $500 million up to $750 million                      0.28%
                                                   $750 million up to $1 billion                        0.27%
                                                   $1 billion and more                                  0.25%

Federated GVIT High Income Bond Fund               $0 up to $50 million                                 0.80%
                                                   $50 million up to $250 million                       0.65%
                                                   $250 million up to $500 million                      0.60%

                                                   $500 million and more                                0.55%

Gartmore GVIT Global Health Sciences               $0 up to $500 million                                1.00%
Fund                                               $500 million up to $2 billion                        0.95%
                                                   $2 billion and more                                  0.90%

Gartmore GVIT Global Technology and                $0 up to $500 million                                0.98%
Communications Fund                                $500 million up to $2 billion                        0.93%
                                                   $2 billion and more                                  0.88%


Gartmore GVIT Government Bond Fund                 $0 up to $1 billion                                  0.50%
                                                   $1 billion up to $2 billion                         0.475%
                                                   $2 billion up to $5 billion                          0.45%
                                                   $5 billion and more                                  0.40%

Gartmore GVIT Growth Fund                          $0 up to $1 billion                                  0.60%
                                                   $1 billion up to $2 billion                         0.575%
                                                   $2 billion up to $5 billion                          0.55%
                                                   $5 billion and more                                  0.50%

Gartmore GVIT Investor Destinations:               All assets                                           0.13%
   Aggressive Fund
   Moderately Aggressive Fund
   Moderate Fund
   Moderately Conservative Fund
   Conservative Fund

Gartmore GVIT Mid Cap Growth Fund                  $0 up to $200 million                                0.75%
                                                   $200 million and more                                0.70%

Gartmore GVIT Money Market Fund                    $0 up to $1 billion                                  0.40%
                                                   $1 billion up to $2 billion                          0.38%
                                                   $2 billion up to $5 billion                          0.36%
                                                   $5 billion and more                                  0.34%

Gartmore GVIT Money Market Fund II                 $0 up to $1 billion                                  0.50%
                                                   $1 billion up to $2 billion                          0.48%
                                                   $2 billion up to $5 billion                          0.46%
                                                   $5 billion and more                                  0.44%

Gartmore GVIT Nationwide Fund                      $0 up to $1 billion                                  0.60%
                                                   $1 billion up to $2 billion                         0.575%
                                                   $2 billion up to $5 billion                          0.55%
                                                   $5 billion and more                                  0.50%

Gartmore GVIT Nationwide Leaders Fund              $0 up to $500 million                                0.90%
                                                   $500 million up to $2 billion                        0.80%
                                                   $2 billion and more                                  0.75%

Gartmore GVIT Nationwide Principal                 0.40% of the Fund's average daily net assets during
Protected Fund(2)                                        Offering Period

                                                   0.60% of the Fund's average daily net assets during
                                                         Guarantee Period and Post Guarantee Period

Gartmore GVIT U.S. Growth Leaders Fund(1)          $0 up to $500 million                                0.90%
                                                   $500 million up to $2 billion                        0.80%
                                                   $2 billion and more                                  0.75%

Gartmore GVIT Worldwide Leaders Fund               $0 up to $50 million                                 1.00%
                                                   $50 million and more                                 0.95%

GVIT Equity 500 Index Fund                         $0 up to $1.5 billion                                0.24%
                                                   $1.5 million up to $3 billion                        0.23%
                                                   $3 billion and more                                  0.22%

GVIT Small Company Fund                            All assets                                           0.93%

GVIT Small Cap Growth Fund                         All assets                                           0.95%

GVIT Small Cap Value Fund                          $0 up to $200 million                                0.90%
                                                   $200 million and more                                0.85%

J.P. Morgan GVIT Balanced Fund                     $0 up to $100 million                                0.75%
                                                   $100 million and more                                0.70%

Van Kampen GVIT Multi Sector Bond Fund             $0 up to $200 million                                0.75%
                                                   $200 million and more                                0.70%

-----------------------
(1) The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) Fee Structure for the Gartmore GVIT Nationwide Principal Protected Fund. The fund has an Offering Period, a Guarantee Period and a Post Guarantee Period, if the Fund enters a "Zero Coupon Investment Period" as described in the Fund's registration statement, the advisory fee will be decreased to 0.25% for the remainder of the Guarantee Period.

PERFORMANCE FEES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

      As described above and in each Fund's Prospectus, the Gartmore GVIT U.S. Growth Leaders Fund is subject to a base investment advisory fee that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

                                                                                           HIGHEST POSSIBLE        LOWEST POSSIBLE
FUND               BENCHMARK            REQUIRED EXCESS        BASE ADVISORY               ADVISORY FEE AT         ADVISORY FEE AT
                                          PERFORMANCE              FEE                     EACH BREAK POINT        EACH BREAK POINT
Gartmore         S&P 500 Index                12.0%          0.90% for assets                    1.12%                0.68%
GVIT U.S.                                                    up to $500 million,
Growth Leaders
Fund

                                                             0.80% for assets                    0.98%                0.62%
                                                             of $500 million
                                                             and more but less
                                                             than $2 billion,

                                                             0.75% for assets of                 0.91%                0.59%
                                                             $2 billion and more


      The performance adjustment works as follows: If the Fund outperforms its benchmark (the S&P 500 Index for the Gartmore GVIT U.S. Growth Leaders Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36-month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36-month period, no adjustment will take place and GMF will receive the base fee. The performance-based fees will only be charged once the Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

      For the services it provides under its Investment Advisory Agreement with the Trust, GGAMT receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

               FUND                                       ASSETS                           INVESTMENT ADVISORY FEE
               ----                                       ------                           ------------------------
Gartmore GVIT Emerging Markets Fund                  $0 up to $500 million                          1.15%
Gatmore GVIT Developing Markets Fund                 $500 million up to $2 billion                  1.10%
                                                     $2 billion and more                            1.05%

Gartmore GVIT Global Small Companies Fund            All assets                                     1.15%

Gartmore GVIT Asia Pacific Leaders Fund              All assets                                     1.00%
Gartmore GVIT European Leaders Fund
Gartmore GVIT OTC Fund

Gartmore GVIT International Growth Fund              $0 up to $500 million                          1.00%
Gartmore GVIT Global Financial Services Fund         $500 million up to $2 billion                  0.95%
                                                     $2 billion and more                            0.90%

Gartmore GVIT Global Utilities Fund                  $0 up to $500 million                          0.80%
                                                     $500 million up to $2 billion                  0.75%
                                                     $2 billion and more                            0.70%

      LIMITATION OF FUND EXPENSES

      In the interest of limiting the expenses of those Funds for whom GMF and GGAMT serve as investment adviser, the Advisers may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, the Advisers have entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF and GGAMT have agreed to waive or limit their fees and to assume other expenses (except generally for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund as described below. For a few Funds, however, as noted below, Rule 12b-1 fees and administrative services fees are not excluded from the expense limitations. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

      With respect to Gartmore GVIT Global Technology and Communications Fund, Gartmore GVIT Emerging Markets Fund, Gartmore GVIT Global Small Companies Fund, Gartmore GVIT International Growth Fund, Gartmore GVIT OTC Fund and Gartmore GVIT Developing Markets Fund, GMF and GGAMT (as applicable) may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date but no later than three years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

      With respect to the Comstock GVIT Value Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Investor Destinations Funds, Gartmore GVIT Mid Cap Growth Fund, Gartmore GVIT Money Market Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, GVIT Equity 500 Index Fund, J.P. Morgan GVIT Balanced Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT Global Financial Services Fund, and Gartmore GVIT Global Utilities Fund, GMF and GGAMT (as applicable) may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Again, except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

      As listed for the Funds below, GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, and extraordinary expenses; in addition, Rule 12b-1 fees and administrative services fees are also excluded for certain Funds/classes. For Class IV shares, these expense limitations are effective until at least October 1, 2004, and for the remaining classes/Funds, these expense limitations are effective until at least April 30, 2005.

- Comstock GVIT Value Fund to 1.20% for Class II(1) shares and 0.95% for Class IV shares(1)

- Gartmore GVIT Global Health Sciences Fund to 1.25% for Class I, Class II, Class III and Class VI shares

- Gartmore GVIT Global Technology and Communications Fund to 1.25% for Class I, Class II, Class III and Class VI shares

- Each of the Gartmore GVIT Investor Destinations Funds to 0.61% for Class II and Class VI shares(1)

-     Gartmore GVIT MidCap Growth Fund to 0.95% for Class IV shares(1)

- Gartmore GVIT Money Market Fund to 0.50% for Class IV(1) and 0.55% for Class V shares(1)

- Gartmore GVIT Nationwide Leaders Fund to 1.10% for Class I, Class II and Class III shares

- Gartmore GVIT U.S. Growth Leaders Fund to 1.15% for Class I, Class II and Class III shares

-     GVIT Equity 500 Index Fund to 0.28% for Class IV shares(1)

-     J.P. Morgan GVIT Balanced Fund to 0.91% for Class IV shares(1)

- Gartmore GVIT Nationwide Principal Protected Fund to 1.80% during the Guarantee Period.(2)

-----------------------
(1) The expense limits for each of these Funds and/or classes include Rule 12b-1 and administrative services fees.

(2) If a Zero Coupon Investment Period begins before the end of the Guarantee Period, the expenses will be limited to not more than 1.25%. During the Offering Period the expenses will not exceed 0.85%. The applicable expense limitations for the Gartmore GVIT Nationwide Principal Protected Fund will continue until for at least seven years following the commencement of the Guarantee Period.

      Until at least April 30, 2005 (unless otherwise noted), GGAMT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees, for certain Funds of the Trust as listed below.

- Gartmore GVIT Asia Pacific Leaders Fund to 1.25% for Class I, Class II and Class III shares

-     Gartmore GVIT Developing Markets Fund to 1.35% for Class II shares

- Gartmore GVIT Emerging Markets Fund to 1.40% for Class I, Class II, Class III and Class VI shares

- Gartmore GVIT European Leaders Fund to 1.25% for Class I, Class II and Class III shares

- Gartmore GVIT Global Financial Services Fund to 1.25% for Class I, Class II and Class III shares

-     Gartmore GVIT Global Small Companies Fund to 1.75% for Class I shares

- Gartmore GVIT Global Utilities Fund to 1.05% for Class I, Class II and Class III shares

- Gartmore GVIT International Growth Fund to 1.25% for Class I, Class II and Class III shares

-     Gartmore GVIT OTC Fund to 1.60% for Class I shares

       INVESTMENT ADVISORY FEES

During the fiscal years ended December 31, 2003, 2002 and 2001, GMF and GGAMT earned the following fees for investment advisory services:

                                                                       GMF INVESTMENT ADVISORY FEES
                                                                          YEAR ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                    2003                          2002                            2001
FUND                                    FEES EARNED  FEES REIMBURSED  FEES EARNED  FEES REIMBURSED  FEES EARNED(1)  FEES REIMBURSED
----                                    -----------  ---------------  -----------  ---------------  -----------     ---------------
Comstock GVIT Value Fund                $  579,575      $  1,369       $  364,558     $  2,010       $   78,158       $   78,158
Dreyfus GVIT Mid Cap Index Fund          1,650,301            --        1,483,835        9,099          249,729          249,729
Federated GVIT High Income Bond Fund     1,469,502            --          966,761        1,462           84,812           84,812
Gartmore GVIT Global Health Sciences
  Fund                                     251,854            --           60,621          283           95,729           95,729
Gartmore GVIT Global Technology and
  Communications Fund                      296,055            --          127,706       12,725           89,862           89,862
Gartmore GVIT Government Bond Fund       9,298,363            --        8,012,931       34,402          799,745          799,745
Gartmore GVIT Growth Fund                1,455,860            --        1,629,378        5,420          213,289          213,289
Gartmore GVIT Investor Destinations
    Aggressive Fund                         57,969            --            9,565           --            6,646(2)         6,646(2)
Gartmore GVIT Investor Destinations
    Moderately Aggressive Fund             197,267            --           34,531           --            6,646(2)         6,646(2)
Gartmore GVIT Investor Destinations
    Moderate Fund                          427,681            --           74,686           --            6,646(2)         6,646(2)
Gartmore GVIT Investor Destinations
    Moderately Conservative Fund           227,792            --           44,759           --            6,646(2)         6,646(2)
Gartmore GVIT Investor Destinations
    Conservative Fund                      190,521            --           45,578           --            6,646(2)         6,646(2)
Gartmore GVIT Mid Cap Growth Fund*       1,259,279        56,667        1,173,289        9,157          352,429          352,429
Gartmore GVIT Money Market Fund          9,726,372       103,443       10,905,161       72,552        1,671,437        1,671,437
Gartmore GVIT Money Market Fund II         725,312        55,283          301,549           87           10,702(3)        10,702(3)
Gartmore GVIT Nationwide Fund            8,525,802            --        8,810,734       30,518          754,192          754,192
Gartmore GVIT Nationwide Leaders Fund       75,462            --           62,833          155            7,433(4)         7,433(4)
Gartmore GVIT U.S. Growth Leaders Fund     319,836            --           43,696           --            7,223(4)         7,223(4)
Gartmore GVIT Worldwide Leaders Fund       292,715            --          466,112        1,585           70,056           70,056

                                                                       GMF INVESTMENT ADVISORY FEES
                                                                          YEAR ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                    2003                           2002                            2001
FUND                                    FEES EARNED  FEES REIMBURSED  FEES EARNED    FEES REIMBURSED  FEES EARNED(1) FEES REIMBURSED
----                                    -----------  ---------------  -----------    ---------------  -----------    ---------------
GVIT Small Company Fund                  6,230,337            --       6,168,304             --               --              --
GVIT Small Cap Growth Fund               1,436,142            --       1,273,107          2,361          135,474         135,474
GVIT Small Cap Value Fund                5,006,130            --       5,178,959          8,215          498,130         498,130
J.P. Morgan GVIT Balanced Fund           1,425,777        20,093       1,085,968          4,486          975,563         165,741
Van Kampen GVIT Multi Sector Bond Fund   1,670,732            --       1,412,997          7,344        1,179,519         216,127
GVIT Equity 500 Index Fund                 596,364            --         666,797(6)          --          802,180(6)           --
Dreyfus GVIT International Value Fund      494,606            --         501,588(6)          --          539,651(6)           --

                                                              GGAMT INVESTMENT ADVISORY FEES
                                                                  YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------------------------
                                                 2003                          2002                            2001
                                                 ----                          ----                            ----
FUND                                 FEES EARNED  FEES REIMBURSED  FEES EARNED     FEES REIMBURSED  FEES EARNED(1)  FEES REIMBURSED
----                                 -----------  ---------------  -----------     ---------------  -----------     ---------------
Gartmore GVIT Developing Markets
  Fund                               $ 1,203,633     $ 157,602     $ 1,271,252(6)          --       $ 1,180,134(6)           --
Gartmore GVIT Emerging Markets Fund      424,844            --         253,775             --           100,063          60,069
Gartmore GVIT Global Financial
  Services Fund                           93,799            --          43,474             --             1,152(5)        8,320(5)
Gartmore GVIT Global Utilities Fund       46,438            --          23,520            220               912(5)        8,323(5)
Gartmore GVIT International Growth
  Fund                                   105,600            --          90,776          2,992            89,283          99,027

--------------------

(1)   Fees net of reimbursement.

(2)   Funds commenced operations on December 12, 2001.

(3)   Fund commenced operations on October 2, 2001.

(4)   Funds commenced operations on December 31, 2001.

(5)   Funds commenced operations on December 28, 2001.

(6)   Fees paid by the Fund's predecessor to its predecessor investment adviser.

* Fees paid by the Gartmore GVIT Mid Cap Growth Fund prior to the reorganization of Market Street Mid Cap Growth Portfolio into the Fund. Market Street Mid Cap Growth Portfolio paid its advisers $666,433 and $634,366 for the periods ending December 31, 2001 and 2002, respectively.

      The following Funds had not commenced operations as of December 31, 2003, and thus paid no investment advisory fees: Dreyfus GVIT International Value Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Small Companies Fund and Gartmore GVIT Nationwide Principal Protected Fund.

SUBADVISERS

The Subadvisers for certain of the Funds advised by the Advisers are as follows:

FUND                                                                          SUBADVISER(S)
----                                                                          -------------
Comstock GVIT Value Fund                                  Van Kampen Asset Management Inc. ("VKAM")

Federated GVIT High Income Bond Fund                      Federated Investment Management Company ("Federated")

Gartmore GVIT Worldwide Leaders Fund                      Gartmore Global Partners ("GGP")

Dreyfus GVIT Mid Cap Index Fund                           The Dreyfus Corporation ("Dreyfus")

J. P. Morgan GVIT Balanced Fund                           J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Van Kampen GVIT Multi Sector Bond Fund                    Morgan Stanley Investment Management Inc. ("MSIM"), d.b.a.,
                                                          Van Kampen Asset Management Inc.

GVIT Small Cap Value Fund                                 Dreyfus, and J.P. Morgan(1)

GVIT Small Cap Growth Fund                                Waddell & Reed Investment Management Company ("WRIMCO") and
                                                          Oberweis Asset Management, Inc. ("OAM") (2)

GVIT Small Company Fund                                   American Century Investments, Inc. ("American Century")(2),
                                                          Dreyfus, MSIM(2),  Neuberger Berman, , WRIMCO(3) and GGP(4)

GVIT Equity 500 Index Fund                                SSgA Funds Management, Inc. ("SSgA")

-----------------

(1)    J.P. Morgan began service as a subadviser to the Fund on October 1, 2003.

(2) OAM, American Century and MSIM began service as a subadviser to the Fund on June 14, 2004.

(3)    WRIMCO began service as a subadviser to the Fund on January 5, 2001.

(4)    GGP began service as a subadviser to the Fund on August 15, 2001.

FUND                                                           SUBADVISER(S)
----                                                           -------------
Dreyfus GVIT International Value Fund                             Dreyfus
Gartmore GVIT Asia Pacific Leaders Fund,                          GGP
Gartmore GVIT Developing Markets Fund,
Gartmore GVIT Emerging Markets Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT Global Financial Services Fund,
Gartmore GVIT Global Small Companies Fund,
Gartmore GVIT Global Utilities Fund,
Gartmore GVIT International Growth Fund,
and
Gartmore GVIT OTC Fund

      VKAM, a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"), is a diversified asset management company that administers more than three million retail investor accounts and has extensive capabilities for managing institutional portfolios. Van Kampen is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. As of March 31, 2004, Van Kampen, together with its affiliated asset management companies, had approximately $388.9 billion in assets under management.

      Federated is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. As of February 29, 2004, Federated had assets under management of approximately $198 billion.

      GGP is a partnership owned jointly by Gartmore U.S. Ltd. and Gartmore Securities Ltd. Gartmore U.S. Ltd. is a wholly-owned subsidiary of Gartmore Capital Management Ltd. Gartmore Capital Management Ltd. is a wholly owned subsidiary of, and Gartmore Securities Ltd. is almost entirely owned by, Gartmore Investment Management plc. Gartmore Investment Management plc is almost entirely owned by Asset Management Holdings plc, a holding company, which is a wholly owned subsidiary of Gartmore Group Limited, another holding company, which is a majority owned subsidiary of Nationwide UK Asset Management Holdings, Ltd., another holding company, which is a wholly owned subsidiary of Nationwide Asset Management Holdings, Ltd. Nationwide Asset Management Holdings, Ltd., which is also a holding company, is a wholly owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders.

      Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company. As of December 31, 2003, Dreyfus managed or administered approximately over $166 billion in assets. Mellon is a publicly owned financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Through its subsidiaries, including Dreyfus, Mellon managed more than $581 billion in assets as of March 31, 2003. As of December 31, 2002, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $2.9 trillion in assets.

      J.P. Morgan, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the 1940 Act. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through J.P. Morgan and its other subsidiaries, offers a wide range of banking and investment and investment management services to governmental, institutional, corporate and individual clients. As of December 31, 2003, J.P. Morgan and its affiliates had approximately $559 billion in assets under management.

      MSIM does business in certain instances, including with respect to the Van Kampen GVIT Multi Sector Bond Fund, using the name Van Kampen. MSIM is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. and is part of Morgan Stanley Investment Management ("MS Investment Management"). MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of March 31, 2004, together with its affiliated asset management companies, MSIM had in excess of $388.9 billion in assets under management.

      WRIMCO acts as investment manager to numerous investment companies and accounts. As of December 31, 2003, WRIMCO managed over $31 billion in assets.

      Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $74 billion of assets as of February 29, 2004. Neuberger Berman is a member of the NYSE and other principal exchanges and acts as a broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger Berman. Neuberger Berman is a subsidiary of Neuberger Inc., which is a subsidiary of Lehman Brothers Holdings, Inc., a publicly held company.

      SSgA Funds Management, Inc. (SSgA FM) is a wholly owned subsidiary of State Street Corporation and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM manages over $111 billion in assets of U.S. Securities and Exchange Commission registered open-end investment companies. As of March 31, 2004, all of the State Street Global Advisors companies, including SSgA FM, manage over $1.2 trillion in assets, the third largest total among U.S. investment managers.

      American Century is located at 4500 Main Street, Kansas City, Missouri. American Century is a subadviser for a portion of the GVIT Small Company Fund. American Century was formed in 1958 and manages approximately $90.6 billion in assets as of March 31, 2004.

      Morgan Stanley with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, Morgan Stanley, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management with approximately $170.3 billion in institutional assets.

      OAM, 951 Ice Cream Drive, North Aurora, Illinois 60542, offers investment advice to institutions and individual investors regarding a broad range of investment products and may serve as investment adviser or subadviser to mutual funds.

      Subject to the supervision of the Adviser (GMF or GGAMT, as applicable) and the Trustees, each of the Subadvisers manages the assets of the Funds as listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds, in the following amounts:

                FUND                                         ASSETS                         FEE
                ----                                         ------                         ---
Comstock GVIT Value Fund                          up to $50 million                        0.35%
                                                  $50 million up to $250 million           0.30%
                                                  $250 million up to $500 million          0.25%
                                                  $500 million and more                    0.20%

Federated GVIT High Income Bond Fund              up to $50 million                        0.40%
                                                  $50 million up to $250 million,          0.25%
                                                  $250 million up to $500 million,         0.20%
                                                  $500 million and more.                   0.15%

Gartmore GVIT Worldwide Leaders Fund              up to $50 million                        0.60%
                                                  $50 million and more                     0.55%

Dreyfus GVIT Mid Cap Index Fund                   up to $250 million,                      0.10%
                                                  $250 million up to $500 million,         0.09%
                                                  $500 million up to $750 million,         0.08%
                                                  $750 million up to $1 billion,           0.07%
                                                  $1 billion and more.                     0.05%

                FUND                                         ASSETS                        FEE
                ----                                         ------                        ---
J.P. Morgan GVIT Balanced Fund                    up to $100 million                       0.35%
                                                  $100 million and more                    0.30%

Van Kampen GVIT Multi Sector Bond Fund            up to $200 million                       0.30%
                                                  $200 million and more                    0.25%

GVIT Small Cap Value Fund                         up to $200 million                       0.50%
                                                  $200 million and more                    0.45%

GVIT Small Cap Growth Fund                        All assets                               0.60%

GVIT Small Company Fund                           All assets                               0.60%

GVIT Equity 500 Index Fund                        up to $200 million                      0.025%
                                                  $200 million up to $700 million          0.02%
                                                  $700 million and more                   0.015%
Dreyfus GVIT International Value Fund             up to $500 million                      0.375%
                                                  $500 million and more                    0.30%

Gartmore GVIT Emerging Markets Fund               All assets                              0.575%
Gartmore GVIT Global Small Companies Fund
Gartmore GVIT Developing Markets Fund

Gartmore GVIT International Growth,               All assets                               0.50%
Gartmore GVIT European Leaders Fund,
Gartmore GVIT OTC Fund,
Gartmore GVIT Asia Pacific Leaders Fund and
Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Utilities Fund               All assets                               0.40%

The following table sets forth the amount GMF or GGAMT paid to the Subadvisers for the fiscal years ended December 31, 2003, 2002 and 2001:

                                                        YEAR ENDED DECEMBER 31,
                   FUND                           2003            2002           2001
                                                  ----            ----           ----
Comstock GVIT Value Fund                       $   258,453     $  167,461     $   212,251(1)

Federated GVIT High Income Bond Fund               610,820        417,985         322,188

Gartmore GVIT Worldwide Leaders Fund               175,629        278,221         432,927(2)

Dreyfus GVIT Mid Cap Index Fund                    323,525        292,941         192,350

J. P. Morgan GVIT Balanced Fund                    639,618        493,986         445,322

Van Kampen GVIT Multi Sector Bond Fund             660,976        564,919         471,808

GVIT Small Cap Value Fund                        2,626,938      2,726,223       2,282,791

GVIT Small Cap Growth Fund                         762,208        627,712         663,062(3)

Gartmore GVIT Mid Cap Growth Fund                  159,515        651,827         969,215

GVIT Small Company Fund                          3,985,258      3,610,230       4,257,790(4)

Gartmore GVIT Emerging Markets Fund                212,422        126,888          50,032

Gartmore GVIT International Growth Fund             52,800         45,388          44,642(6)

Gartmore GVIT Global Financial Services Fund

                                                    46,899         21,737             576(5)

Gartmore GVIT Global Utilities Fund                 23,219         11,760             456(5)

Dreyfus GVIT International Value Fund               76,378(7)     250,250(7)      270,143(7)

GVIT Equity 500 Index Fund                          31,337(7)      65,567(7)       76,805(7)

---------------
(1) Prior to May 1, 2002, Federated was subadviser to the Fund. As a result, these fees were paid to Federated.

(2) Prior to January 2, 2002, J.P. Morgan was the Fund's subadviser. As a result, these fees were paid to J.P. Morgan.

(3) Prior to May 1, 2002, MSI acted as a subadviser to the Fund. As a result, these fees include amounts paid to MSI. Prior to October 1, 2000, Franklin Advisers, Inc. acted as a subadviser for the Fund. As a result, these fees include amounts paid to Franklin.

(4) Lazard Asset Management ("Lazard") served as a subadviser to the Fund until August 14, 2001. As a result, these fees include amounts paid to Lazard.

(5)   The Fund commenced operations on December 18, 2001.

(6)   Fees paid by the Fund's predecessor to its predecessor investment adviser.

(7) Until April 27, 2003, these fees were paid by the Fund's predecessor to its predecessor investment adviser.

The remaining Funds had not commenced operations as of December 31, 2003.

MULTI-MANAGER STRUCTURE

      The Advisers and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Advisers to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Advisers to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Advisers. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      The Advisers provide investment management evaluation services to the Funds principally by performing initial due diligence on prospective Subadvisers for a Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Advisers have responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Advisers do not expect to recommend frequent changes of subadvisers. The Advisers will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Advisers will monitor the performance of the Subadvisers, there is no certainty that the Subadvisers or the Funds will obtain favorable results at any given time.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

      In determining whether it was appropriate to re-approve the Advisory Agreements between each adviser (GMF, GGAMT or GMCM, collectively, the "Advisers") and the Trust, on behalf of each Fund (other than Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund, and the Asset Allocation Funds), and the Subadvisory Agreements for the applicable Funds, the Board requested and received extensive information, provided by the Advisers and the subadvisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the Trustees who are not interested persons of the Trust, the Advisers or any subadviser were also advised by their own independent counsel. In making the determinations with respect to the Advisory and Subadvisory Agreements, the Trustees undertook the following, among others:

      - The Trustees reviewed the terms of the investment advisory and subadvisory agreements, including the fee formulae. The Trustees:
            (i) compared the fees under the contract for each Fund, and the fees paid after waivers, with those of the Fund's Lipper peer group; (ii) questioned the Adviser regarding Funds with advisory fees that exceeded the median for that Fund's Lipper peer group; and (iii) asked the Adviser to undertake an extensive analysis of each of the Funds and, as and if appropriate, to propose performance fees and/or break points for certain Funds. The Trustees also considered the anticipated costs to the Advisers and subadvisers of providing these advisory services, the profitability of each Adviser's relationship with the Funds that it advises, and the level of reimbursements being made by an Adviser.

      - The Trustees: (i) reviewed the profitability analysis provided by the Advisers and the subadvisers (to the extent such information was available); (ii) noted that the profit margins do not appear to be excessive for any Fund; and (iii) compared the profit margin for each Fund with the prior year's profit margin and the reason for any significant variance.

      - The Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser and/or subadviser to each of the Funds it advises and such Fund's historic performance and the comparability of such Fund's performance to the performance of similar investment companies and its benchmark. In particular, the Trustees reviewed the actual and relative performance of each Fund and the Advisers' plans for each of the Funds which underperformed its benchmark. For those Funds with a subadviser, the Trustees also reviewed the services that the Adviser provides in overseeing the Fund's subadvisers. The Trustees reviewed the information regarding each of the subadvisers in order to assess the quality of the services being provided by the Advisers and the subadvisers. The Trustees also considered the continuous oversight that the Trustees have undertaken to monitor the performance of the Funds and the services provided by the Advisers and the subadvisers. The Trustees considered and will continue to monitor future developments with respect to subadvisers to assess whether the quality of services being provided to the Funds has been or is likely to be impaired.

      - The Trustees reviewed the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers and subadvisers.

      - The Trustees also reviewed the ancillary benefits to the Advisers and subadvisers, including Rule 12b-1 and Administrative Service Plan fees, fund administration and accounting fees, and soft dollar benefits.

      Following this analysis, the Trustees concluded that the Advisers and subadvisers have provided adequate services to the Funds based upon Fund performance and the plans for improving performance for those Funds that are underperforming their benchmark or peer group. The Trustees: (i) believe that the Advisers and the subadvisers should make a profit in providing services to the Funds, provided this profit is not excessive; (ii) reviewed the investment advisory fees for each Fund, and comparative advisory fee information, as well as total expense information, and have reviewed these fees in relation to actual and relative performance of these Funds; (iii) considered the Adviser's efforts and plans to improve underperforming Funds; and (iv) also considered the Adviser's assurance to undertake an extensive review of the fee structure and to recommend implementation of performance fees and/or break points in investment advisory fees for certain Funds. Based upon these and other factors and information it considered relevant, the Board unanimously determined that the

Investment Advisory Agreements and Subadvisory Agreements should be continued for the year beginning January 1, 2004 for each of the Funds and that the compensation payable under such Investment Advisory and Subadvisory Agreements is fair and reasonable with respect to each such Fund. At a meeting of the Board of Trustees in February 2004, the Adviser provided the Trustees with the result of its analysis of the fee structure of the various Funds, and following review of such information, the Trustees approved implementation of break points for various Funds. The Board and the Adviser will continue to review and analyze implementation of performance fees for certain of the Funds.

      With respect to the addition of new Funds to the Investment Advisory and Subadvisory Agreements, which Funds had not yet commenced operations, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

DISTRIBUTOR

      Gartmore Distribution Services, Inc. ("GDSI") serves as principal underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of October 1, 2002 (the "Underwriting Agreement"). Prior to October 1, 2002, Nationwide Securities, Inc. was the principal underwriter for the Funds. Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is an indirect, majority-owned subsidiary of GGAMT. GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

      The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

      Gartmore Mutual Fund Capital Trust
      Gartmore Global Asset Management Trust
      Gartmore Global Partners
      Gartmore SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation

      Nationwide Mutual Insurance Company
      Paul Hondros
      Gerald Holland
      Eric Miller

      In its capacity as principal underwriter, GDSI solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION PLAN

      The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate GDSI, as the Funds' principal underwriter, for expenses associated with the distribution of such Funds' Class II or Class VI shares or all of the shares in the case of the Gartmore GVIT Nationwide Principal Protected Fund and Gartmore GVIT Money Market Fund II. Although actual distribution expenses may be more or less, such Funds, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

Gartmore GVIT Nationwide Fund
Gartmore GVIT International Growth Fund
Gartmore GVIT Global Technology
        and Communications Fund
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Global Health Sciences Fund
GVIT Small Cap Growth Fund
GVIT Small Company Fund                        0.25% of the average daily net
Gartmore GVIT Mid Cap Growth Fund              assets of Class II shares of each
Comstock GVIT Value Fund                       Fund, all of which will be
Dreyfus GVIT Mid Cap Index Fund                considered a distribution fee.
GVIT Small Cap Value Fund
Gartmore GVIT Worldwide Leaders Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT European Leaders Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Asia Pacific Leaders Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
GVIT Equity 500 Index Fund
Dreyfus GVIT International Value Fund
Gartmore GVIT Developing Markets Fund
Gartmore GVIT Investor Destinations
        Aggressive Fund
Gartmore GVIT Investor Destinations

        Moderately Fund Aggressive Fund
Gartmore GVIT Investor Destinations Moderate
        Fund
Gartmore GVIT Investor Destinations Moderately
        Conservative Fund
Gartmore GVIT Investor Destinations
        Conservative Fund

Dreyfus GVIT International Value Fund
Gartmore Emerging Markets Fund
Gartmore Global Health Sciences Fund
Gartmore Global Technology and Communications
        Fund
Gartmore GVIT Investor Destinations Aggressive
        Fund
Gartmore GVIT Investor Destinations Moderately    0.25% of the average daily net
        Fund Aggressive Fund                      assets of Class VI shares of
Gartmore GVIT Investor Destinations Moderate      each Fund, all of which will
        Fund                                      be considered a distribution
Gartmore GVIT Investor Destinations Moderately    fee.
        Conservative Fund
Gartmore GVIT Investor Destinations
        Conservative Fund

Gartmore GVIT Money Market Fund II                0.25% of the average daily net
Gartmore GVIT Nationwide Principal Protected      assets of each Fund, all of
        Fund                                      which will be considered a
                                                  distribution fee.

      During the fiscal year ended December 31, 2003, GDSI earned the following distribution fees under the Plan(1):

FUND                                                                   FEES PAID
----                                                                   ---------
Comstock GVIT Value Fund                                               $   3,199
Dreyfus GVIT Mid Cap Index Fund                                            8,605
Gartmore GVIT Emerging Markets Fund                                        6,126
Gartmore GVIT Global Financial Services Fund                           $     551
Gartmore GVIT Global Health Sciences Fund                                  1,245
Gartmore GVIT Global Technology and Communications Fund                    1,369
Gartmore GVIT Global Utilities Fund                                          790

FUND                                                                   FEES PAID
----                                                                   ---------
Gartmore GVIT Government Bond Fund                                        50,208
Gartmore GVIT International Growth Fund                                        0
Gartmore GVIT Investor Destinations Aggressive Fund                      111,480
Gartmore GVIT Investor Destinations Moderately Aggressive Fund           379,363
Gartmore GVIT Investor Destinations Moderate Fund                        822,471
Gartmore GVIT Investor Destinations Moderately Conservative Fund         438,066
Gartmore GVIT Investor Destinations Conservative Fund                    366,391
Gartmore GVIT Mid Cap Growth Fund                                          1,203
Gartmore GVIT Money Market Fund II                                       362,656
Gartmore GVIT Nationwide Fund                                              6,447
Gartmore GVIT Nationwide Leaders Fund                                          0
Gartmore GVIT U.S. Growth Leaders Fund                                     2,469
Gartmore GVIT Worldwide Leaders Fund                                           0
GVIT Small Company Fund                                                   19,956
GVIT Small Cap Growth Fund                                                11,503
GVIT Small Cap Value Fund                                                 15,645

Dreyfus GVIT International Value Fund                                        758
Gartmore GVIT Developing Markets Fund                                    163,823

(1) The other Funds/share classes of the Trust for which GDSI acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2003.

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

      GDSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

      The Trust has been informed by GDSI that during the fiscal year ended December 31, 2003, the following expenditures were made using the 12b-1 fees received by the principal underwriter with respect to the Funds(1):

                                                                                    BROKER-
                                                                    PROSPECTUS      DEALER
                                                                    PRINTING &   COMPENSATION
                            FUND                                    MAILING(2)    & COSTS(3)
                            ----                                    ----------   ------------
Comstock GVIT Value Fund                                                         $      3,199
Dreyfus GVIT Mid Cap Index Fund                                                  $      8,605
Gartmore GVIT Emerging Markets Fund                                 $      125   $      6,001
Gartmore GVIT Global Financial Services Fund                                     $        551
Gartmore GVIT Global Health Sciences Fund                                        $      1,245
Gartmore GVIT Global Technology and Communications Fund                          $      1,369
Gartmore GVIT Global Utilities Fund                                              $        790
Gartmore GVIT Government Bond Fund                                               $     50,208
Gartmore GVIT International Growth Fund                                          $          0
Gartmore GVIT Investor Destinations Aggressive Fund                 $      157   $    111,323
Gartmore GVIT Investor Destinations Moderately Aggressive Fund                   $    379,363
Gartmore GVIT Investor Destinations Moderate Fund                                $    822,471
Gartmore GVIT Investor Destinations Moderately Conservative Fund                 $    438,066
Gartmore GVIT Investor Destinations Conservative Fund                            $    366,391
Gartmore GVIT Mid Cap Growth Fund                                                $      1,203
Gartmore GVIT Money Market Fund II                                  $      686   $    361,971
Gartmore GVIT Nationwide Fund                                                    $      6,447
Gartmore GVIT Nationwide Leaders Fund                                            $          0
Gartmore GVIT U.S. Growth Leaders Fund                                           $      2,469
Gartmore GVIT Worldwide Leaders Fund                                             $          0
Gartmore GVIT Small Company Fund                                                 $     19,956
Gartmore GVIT Small Cap Growth Fund                                              $     11,503
Gartmore GVIT Small Cap Value Fund                                               $     15,645
Dreyfus GVIT International Value Fund                               $       12   $     745.81
Gartmore GVIT Developing Markets Fund                               $    4,679   $    159,144

-----------------
(1) The other Funds of the Trust for which GDSI acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2002.

(2) Printing and/or mailing of prospectuses to other than current Fund shareholders.

(3) Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of GDSI and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

      A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to "Broker-Dealer Compensation and Costs" on "Printing and Mailing" of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

      Under the terms of a Fund Administration Agreement, GSA provides for various administrative and accounting services to the Funds, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Beginning December 1, 2001, for the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                                              AGGREGATE TRUST FEE
             ASSET LEVEL*                AS A PERCENTAGE OF NET ASSETS
             ------------                -----------------------------
           up to $1 billion                          0.13%
 $1 billion and more up to $3 billion                0.08%
 $3 billion and more up to $8 billion                0.05%
 $8 billion and more up to $10 billion               0.04%
$10 billion and more up to $12 billion               0.02%
          $12 billion or more                        0.01%

---------------
* The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

      GSA pays GISI from these fees for its services as the Trust's transfer and dividend disbursing agent.

      During the fiscal years ended December 31, 2003 and December 31, 2002 and the period from December 1, 2001 to December 31, 2001, GSA earned combined fund administration and transfer agency fees from the Funds as follows:

                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                   DECEMBER
                                                                      2003            2002           2001
                           Fund                                      EARNED          Earned         Earned*
                           ----                                    ----------      ----------      ---------
Comstock GVIT Value Fund                                           $   52,151      $   32,735      $   2,881

                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                   DECEMBER
                                                                      2003            2002           2001
                           FUND                                      EARNED          Earned         Earned*
                           ----                                    ----------      ----------      ---------
Dreyfus GVIT Mid Cap Index Fund                                       218,342         201,480         13,221
Federated GVIT High Income Bond Fund                                  183,530         128,782          6,243
Gartmore GVIT Emerging Markets Fund                                    30,785          18,585            849
Gartmore GVIT Global Financial Services Fund                            8,392           5,391             75(1)
Gartmore GVIT Global Health Sciences Fund                              17,267           5,747            139
Gartmore GVIT Global Technology and Communications Fund                21,117          10,218            875
Gartmore GVIT Global Utilities Fund                                     7,079           5,050             74(1)
Gartmore GVIT Government Bond Fund                                  1,241,272       1,073,440         71,439
Gartmore GVIT Growth Fund                                             157,199         178,456         19,748
Gartmore GVIT International Growth Fund                                14,540          14,532            484
Gartmore GVIT Investor Destinations Aggressive Fund                       N/A             N/A            N/A(2)
Gartmore GVIT Investor Destinations Moderately Aggressive Fund            N/A             N/A            N/A(2)
Gartmore GVIT Investor Destinations Moderate Fund                         N/A             N/A            N/A(2)
Gartmore GVIT Investor Destinations Moderately Conservative Fund          N/A             N/A            N/A(2)
Gartmore GVIT Investor Destinations Conservative Fund                     N/A             N/A            N/A(2)
Gartmore GVIT Mid Cap Growth Fund                                     107,570          87,763          9,291
Gartmore GVIT Money Market Fund                                     1,646,531       1,874,325        162,281
Gartmore GVIT Money Market Fund II                                     92,333          39,083          1,804(3)
Gartmore GVIT Nationwide Fund                                         920,657         966,598         91,431
Gartmore GVIT Nationwide Leaders Fund                                   6,694           6,031            25(4)
Gartmore GVIT U.S. Growth Leaders Fund                                 21,421           4,699            75(4)
Gartmore GVIT Worldwide Leaders Fund                                   21,575          33,143          3,880
GVIT Small Company Fund                                               449,508         455,495         39,879
GVIT Small Cap Growth Fund                                             86,689          80,388          7,207
GVIT Small Cap Value Fund                                             373,779         393,726         35,615
J.P. Morgan GVIT Balanced Fund                                        160,232         126,522          8,137
Van Kampen GVIT Multi Sector Bond Fund                                195,514         164,653          9,645
Dreyfus GVIT International Value Fund                                  45,033(5)        8,788(5)         N/A
Gartmore GVIT Asia Pacific Leaders Fund(7)                                N/A             N/A            N/A

                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                   DECEMBER
                                                                      2003            2002           2001
                           FUND                                      EARNED          Earned         Earned*
                           ----                                    ----------      ----------      ---------
Gartmore GVIT Nationwide Principal Protected Fund(7)                   N/A             N/A            N/A
Gartmore GVIT Developing Markets Fund                               83,475(6)       48,464(6)         N/A
Gartmore GVIT European Leaders Fund(7)                                 N/A             N/A            N/A
Gartmore GVIT Global Small Companies Fund(7)                           N/A             N/A            N/A
Gartmore GVIT OTC Fund(7)                                              N/A             N/A            N/A
GVIT Equity 500 Index Fund                                         160,617         373,277(5)         N/A

* Reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect combined fund administration and transfer agency fees from December 1, 2001 through December 31, 2001.

(1)   The Funds commenced operations on December 28, 2001

(2)   The Funds commenced operations on December 12, 2001.

(3)   The Fund commenced operations on October 1, 2001.

(4)   The Funds commenced operations on December 31, 2001.

(5) Reflects the amount of fees received paid by the Fund's predecessor. Effective October 1, 2002, GSA serves as the Fund's administrator. Prior to October 1, 2002, Provident Mutual Life Insurance Company served as the Fund's administrator.

(6) Reflects the amount of fees paid by the Fund's predecessor. Effective April 28, 2003, GSA served as the Fund's administrator. Prior to April 28, 2003, J.P. Morgan Investor Services Co. served as the Fund's administrator.

(7)   As of December 31, 2003, the Funds had not yet commenced operations.

      For the period of January 1, 2001 through November 30, 2001, GISI earned the following, under the previous fee schedule, for fund administration services it provided:

                                                   2001
                                                  EARNED
                                                 (1/1/01-     2001
                    FUND                        11/30/01)*   WAIVED
                   ------                       ----------   ------
Gartmore GVIT Nationwide Leaders Fund(1)               N/A    N/A
Gartmore GVIT U.S. Growth Leaders Fund(1)              N/A    N/A
Gartmore GVIT Worldwide Leaders Fund            $   47,751    ---
Gartmore GVIT International Growth Fund             68,630    ---
Gartmore GVIT Emerging Markets Fund                 68,630    ---
Gartmore GVIT Global Technology
        and Communications Fund                     68,630    ---
Gartmore GVIT Global Financial
        Services Fund                                  N/A    N/A
Gartmore GVIT Global Utilities Fund                    N/A    N/A
Gartmore GVIT Global Health Sciences Fund           68,630    ---
Gartmore GVIT Nationwide Fund                      742,343    ---
Gartmore GVIT Growth Fund                          196,615    ---
Gartmore GVIT Government Bond Fund                 484,373    ---
Gartmore GVIT Money Market Fund                  1,041,327    ---
GVIT Small Cap Value Fund                          270,559    ---
GVIT Small Company Fund                            380,420    ---
GVIT Small Cap Growth Fund                          70,506    ---

Comstock GVIT Value Fund                            35,405    ---
Federated GVIT High Income Bond Fund                62,507    ---
J.P. Morgan GVIT Balanced Fund                      83,503    ---
Dreyfus GVIT Mid Cap Index Fund                    120,456    ---
Gartmore GVIT Mid Cap Growth Fund                  125,606    ---
Van Kampen GVIT Multi Sector Bond Fund              99,729    ---
Gartmore GVIT Money Market Fund II(2)               12,340    ---
Gartmore GVIT Investor Destinations
        Aggressive Fund(3)                             N/A    N/A
Gartmore GVIT Investor Destinations
        Moderately Aggressive Fund(3)                  N/A    N/A
 Gartmore GVIT Investor Destinations
        Moderate Fund(3)                               N/A    N/A
Gartmore GVIT Investor Destinations
        Moderately Conservative Fund(3)                N/A    N/A
Gartmore GVIT Investor Destinations
        Conservative Fund(3)                           N/A    N/A
Gartmore GVIT Global Small Companies Fund(5)           N/A    N/A
Gartmore GVIT OTC Fund(5)                              N/A    N/A
Gartmore GVIT European Leaders Fund(5)                 N/A    N/A
Gartmore GVIT Asia Pacific Leaders Fund(3)             N/A    N/A
Gartmore GVIT Developing Markets Fund(3)            38,466    N/A
GVIT Equity 500 Index Fund                             N/A    N/A
Dreyfus GVIT International Value Fund                  N/A    N/A

-----------
* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect fund administration fees from January 1, 2001 through November 30, 2001.

(1)   The Funds commenced operations on December 31, 2001.

(2)   The Funds commenced operations on October 2, 2001.

(3)   The Funds commenced operations on December 12, 2001.

(4) Reflects the amount of fees received paid by the Fund's predecessor. Effective April 28, 2003, GSA serves as the Fund's administrator. Prior to April 28, 2003, J.P. Morgan Investor Services Co. served as the Fund's administrator.

(5)   The Funds had not yet commenced operations.

      For the period of January 1, 2001 through November 30, 2001, GISI earned the following, under a previous fee schedule, for the transfer agency services it provided:

                                                                               2001
                                                                             EARNED*
                              FUND                                     (1/1/01 - 11/30/01)
                              ----                                     -------------------
Gartmore GVIT Nationwide Leaders Fund(1)                                         N/A
Gartmore GVIT U.S. Growth Leaders Fund(1)                                        N/A
Gartmore GVIT Worldwide Leaders Fund                                           6,819
Gartmore GVIT International Growth Fund                                          819
Gartmore GVIT Emerging Markets Fund                                              740
Gartmore GVIT Global Technology and Communications Fund                        1,206
Gartmore GVIT Global Financial Services Fund                                     N/A

                                                                               2001
                                                                             EARNED*
                              FUND                                     (1/1/01 - 11/30/01)
                              ----                                     -------------------
Gartmore GVIT Global Utilities Fund                                              N/A
Gartmore GVIT Global Health Sciences Fund                                        206
Gartmore GVIT Nationwide Fund                                                162,585
Gartmore GVIT Growth Fund                                                     39,302
Gartmore GVIT Government Bond Fund                                            98,683
Gartmore GVIT Money Market Fund                                              237,232
GVIT Small Cap Value Fund                                                     44,312
GVIT Small Company Fund                                                       67,196
GVIT Small Cap Growth Fund                                                     9,571

Comstock GVIT Value Fund                                                       5,056
Federated GVIT High Income Bond Fund                                           8,925
J.P. Morgan GVIT Balanced Fund                                                11,923
Dreyfus GVIT Mid Cap Index Fund                                               17,199
Gartmore GVIT Mid Cap Growth Fund                                             17,953
Van Kampen GVIT Multi Sector Bond Fund                                        14,240
Gartmore GVIT Money Market Fund II(2)                                            437
Gartmore GVIT Investor Destinations Aggressive Fund(3)                           N/A
Gartmore GVIT Investor Destinations Moderately Aggressive Fund(3)                N/A
Gartmore GVIT Investor Destinations Moderate Fund(3)                             N/A
Gartmore GVIT Investor Destinations Moderately Conservative Fund(3)              N/A
Gartmore GVIT Investor Destinations Conservative Fund(3)                         N/A

Gartmore GVIT Global Small Companies Fund(4)                                     N/A
Gartmore GVIT OTC Fund(4)                                                        N/A
Gartmore GVIT European Leaders Fund(4)                                           N/A
Gartmore GVIT Asia Pacific Leaders Fund(4)                                       N/A

* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect transfer agency fees from January 1, 2001 through November 30, 2001.

(1)   The Funds commenced operations on December 31, 2001.

(2)   The Fund commenced operations on October 2, 2002.

(3)   The Funds commenced operations on December 12, 2001.

(4)   The Funds had not yet commenced operations.

SUB-ADMINISTRATION

      GSA has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), and GISI has entered into a Sub-Transfer Agent Agreement with BISYS, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                AGGREGATE TRUST FEE
             ASSET LEVEL**                 AS A PERCENTAGE OF NET ASSETS
             -------------                 -----------------------------
           up to $1 billion                            0.10%
 $1 billion and more up to $3 billion                  0.05%
 $3 billion and more up to $8 billion                  0.04%
 $8 billion and more up to $10 billion                 0.02%
$10 billion and more up to $12 billion                 0.01%
          $12 billion or more                         0.005%

-----------

** The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

      For the period of January 1, 2001 through October 31, 2001 BISYS earned (under a previous fee schedule) $6,228,787, for the sub-administration services it provided and $3,676,394 for the sub-transfer agency services it provided. Effective November 1, 2001, the sub-administration and sub-transfer agency fees were combined. For the period November 1, 2001 to December 31, 2001, the fiscal year ended December 31, 2002 and the fiscal year ended December 31, 2003, BISYS earned $1,803,079, $5,960,724 and $4,266,942, for the combined sub-administration and sub-transfer agency services it provided, respectively.

ADMINISTRATIVE SERVICE PLAN

      Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

      As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, effective July 1, 1999, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class III and Class VI shares of the Funds, the annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity.

      During the fiscal years ended December 31, 2003, 2002 and 2001, NFS and its affiliates earned $14,854,830, $13,329,141 and $12,276,973 in administrative services fees from the Funds.

CUSTODIAN

      JPMorgan Chase Bank, 4 New York Plaza, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

      Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT AUDITORS

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as independent auditors for the Trust.

BROKERAGE ALLOCATIONS

      A Fund's Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.

Both the Advisers and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to Adviser or a Subadviser. In placing orders with such broker-dealers, the Adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's or Subadviser's normal research activities or expenses.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of each of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchase or sole; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

      The Advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934 that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic on modeling software, market data fees and historical market information. Any such research and other information provided by brokers to an Adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Advisers and Subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended December 31, 2003, the clients (including the Funds) of all the affiliated advisers of Gartmore Global Investments, Inc. ("GGI"), including but not limited to GMF, GSA, GGAMT, and Gartmore Morley Capital Management, Inc., paid soft dollar commissions in the total amount of $5,150,616 . GGI directs security transactions to brokers providing brokerage and research services to the benefit of all GGI clients, including the Funds.

      The following tables list the amount of brokerage commissions and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the following periods:

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                             TRANSACTIONS RELATED TO
                                                        BROKERAGE OR RESEARCH SERVICES(1)
                                                        ---------------------------------
                    FUND                              COMMISSION     $ AMOUNT     COMMISSION
                    ----                              ----------     --------     ----------
Gartmore GVIT Nationwide Leaders Fund                 $   58,971   $    980,648   $    1,655
Gartmore GVIT U.S. Growth Leaders Fund                   680,843     30,404,899       50,429
Gartmore GVIT Worldwide Leaders Fund                     613,404             --           --
Gartmore GVIT International Growth Fund                  148,720             --           --
Gartmore GVIT Emerging Markets Fund                      352,053             --           --
Gartmore GVIT Global Technology
    and Communications Fund                            2,159,148     23,003,280       73,344
Gartmore GVIT Global Financial Services Fund              68,993             --           --
Gartmore GVIT Global Utilities Fund                       32,524             --           --
Gartmore GVIT Global Health Sciences Fund                352,171        912,612        2,542
Gartmore GVIT Nationwide Fund                          5,160,016    821,122,770    1,256,506
Gartmore GVIT Growth Fund                              2,368,205    205,663,475      322,415
Gartmore GVIT Government Bond Fund                             -             --          --
Gartmore GVIT Money Market Fund                                -             --          --

GVIT Small Cap Value Fund                              4,235,719    196,198,810      438,053
GVIT Small Company Fund                                2,828,362     72,874,611      164,301
GVIT Small Cap Growth Fund                               529,971             --          --
Comstock GVIT Value Fund                                 166,420             --          --
Federated GVIT High Income Bond Fund                         799             --          --
J.P. Morgan GVIT Balanced Fund                           157,454             --          --
Dreyfus GVIT Mid Cap Index Fund                           40,428             --          --
Gartmore GVIT Mid Cap Growth Fund                        601,857     83,562,589      131,984
Van Kampen GVIT Multi Sector Bond Fund                     7,367             --           --
Gartmore GVIT Money Market Fund II                             -             --           --
Gartmore GVIT Investor Destinations Aggressive Fund            -             --           --
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund                                     -             --           --
Gartmore GVIT Investor Destinations
Moderate Fund                                                  -             --           --
Gartmore GVIT Investor Destinations
Moderately Conservative Fund                                   -             --           --
Gartmore GVIT Investor Destinations
Conservative Fund                                              -
Gartmore GVIT Global Small Companies Fund(X)                 N/A
Gartmore GVIT OTC Fund(X)                                    N/A
Gartmore GVIT European Leaders Fund(X)                       N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)                   N/A
GVIT Equity 500 Index Fund                                   N/A
Dreyfus GVIT International Value Fund                        N/A
Gartmore GVIT Developing Markets Fund(2)                 849,398             --          --

(1) To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

(2) Reflects the amount of brokerage commissions paid by the Fund's predecessor.

(X)   The Fund has not yet commenced operations.

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                             TRANSACTIONS RELATED TO
                                                        BROKERAGE OR RESEARCH SERVICES(1)
                                                        ---------------------------------
                    FUND                              COMMISSION     $ AMOUNT     COMMISSION
                    ----                              ----------   ------------   ----------
Gartmore GVIT Nationwide Leaders Fund                 $   15,073   $  1,336,230   $    1,291
Gartmore GVIT U.S. Growth Leaders Fund                   130,418     11,523,889       22,611
Gartmore GVIT Worldwide Leaders Fund                     914,776             --           --
Gartmore GVIT International Growth Fund                  120,297             --           --
Gartmore GVIT Emerging Markets Fund                      263,189             --           --
Gartmore GVIT Global Technology
    and Communications Fund                              499,765     13,418,637       21,778
Gartmore GVIT Global Financial Services Fund              26,536             --           --
Gartmore GVIT Global Utilities Fund                       19,835             --           --
Gartmore GVIT Global Health Sciences Fund                126,252      2,051,311        2,377
Gartmore GVIT Nationwide Fund                          1,730,702    555,536,155      891,400
Gartmore GVIT Growth Fund                              1,933,071    290,351,726      492,625
Gartmore GVIT Government Bond Fund                             0             --           --
Gartmore GVIT Money Market Fund                                0             --           --
GVIT Small Cap Value Fund                              4,607,990    199,477,200      358,019
GVIT Small Company Fund                                2,268,567     56,056,374      122,480
GVIT Small Cap Growth Fund                               459,733             --           --
Comstock GVIT Value Fund                                 242,669             --           --
Federated GVIT High Income Bond Fund                          22             --           --
J.P. Morgan GVIT Balanced Fund                           112,903             --           --
Dreyfus GVIT Mid Cap Index Fund                          118,807             --           --
Gartmore GVIT Mid Cap Growth Fund                      2,238,775             --           --
Van Kampen GVIT Multi Sector Bond Fund                       560             --           --
Gartmore GVIT Money Market Fund II                             0             --           --
Gartmore GVIT Investor Destinations Aggressive Fund            0             --           --
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund                                     0             --           --
Gartmore GVIT Investor Destinations
Moderate Fund                                                  0             --           --
Gartmore GVIT Investor Destinations
Moderately Conservative Fund                                   0             --           --
Gartmore GVIT Investor Destinations
Conservative Fund                                              0             --           --

Gartmore GVIT Global Small Companies Fund(X)                 N/A            N/A          N/A
Gartmore GVIT OTC Fund(X)                                    N/A            N/A          N/A
Gartmore GVIT European Leaders Fund(X)                       N/A            N/A          N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)                   N/A            N/A          N/A
GVIT Equity 500 Index Fund                                   N/A            N/A          N/A
Dreyfus GVIT International Value Fund                        N/A            N/A          N/A
Gartmore GVIT Developing Markets Fund(2)                 650,906             --           --

------------
(1) To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

(2) Reflects the amount of brokerage commissions paid by the Fund's predecessor.

(X)   The Fund has not yet commenced operations.

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              TRANSACTIONS RELATED TO
                                                         BROKERAGE OR RESEARCH SERVICES(1)
                                                         ---------------------------------
                    FUND                              COMMISSION      $ AMOUNT      COMMISSION
                    ----                              ----------   --------------   ----------
Gartmore GVIT Nationwide Leaders Fund(2)              $      488   $                $
Gartmore GVIT U.S. Growth Leaders Fund(2)                  1,630               --           --
Gartmore GVIT Worldwide Leaders Fund                     279,537               --           --
Gartmore GVIT International Growth Fund                   99,551               --           --
Gartmore GVIT Emerging Markets Fund                       72,797               --           --
Gartmore GVIT Global Technology
    and Communications Fund                              145,558        3,399,892        5,993
Gartmore GVIT Global Financial Services Fund(3)            2,449               --           --
Gartmore GVIT Global Utilities Fund(3)                     3,520               --           --
Gartmore GVIT Global Health Sciences Fund                 21,697        1,673,320        1,942
Gartmore GVIT Nationwide Fund                          2,615,444      578,826,967      851,570
Gartmore GVIT Growth Fund                              1,685,987      306,190,755      452,943
Gartmore GVIT Government Bond Fund                             0               --           --
Gartmore GVIT Money Market Fund                                0               --           --
GVIT Small Cap Value Fund                              2,996,661       66,454,430      212,029
GVIT Small Company Fund                                2,122,835      724,349,996    2,335,097
GVIT Small Cap Growth Fund                               198,124      156,978,470      282,170

Comstock GVIT Value Fund                                  96,410       16,225,687       20,966

Federated GVIT High Income Bond Fund                         267               --           --
J.P. Morgan GVIT Balanced Fund                            82,493               --           --
Dreyfus GVIT Mid Cap Index Fund                           65,724               --           --
Gartmore GVIT Mid Cap Growth Fund                      2,347,489    2,429,578,645    4,107,903
Van Kampen GVIT Multi Sector Bond Fund                         0               --           --
Gartmore GVIT Money Market Fund II(4)                          0               --           --
Gartmore GVIT Investor Destinations
    Aggressive Fund(5)                                         0               --           --
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund(5)                                  0               --           --
Gartmore GVIT Investor Destinations
Moderate Fund(5)                                               0               --           --
Gartmore GVIT Investor Destinations
Moderately Conservative Fund(5)                                0               --           --
Gartmore GVIT Investor Destinations
Conservative Fund(5)                                           0               --           --
Gartmore GVIT Global Small Companies Fund(X)                 N/A              N/A          N/A
Gartmore GVIT OTC Fund(X)                                    N/A              N/A          N/A
Gartmore GVIT European Leaders Fund(X)                       N/A              N/A          N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)                   N/A              N/A          N/A
GVIT Equity 500 Index Fund(X)                                N/A              N/A          N/A
Dreyfus GVIT International Value Fund(X)                     N/A              N/A          N/A
GVIT Equity 500 Index Fund                                   N/A              N/A          N/A
Dreyfus GVIT International Value Fund                        N/A              N/A          N/A
Gartmore GVIT Developing Markets Fund(6)                 756,137               --           --

------------
(1) To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

(2)   The Funds commenced operations as of December 31, 2001.

(3)   The Funds commenced operations as of December 28, 2001.

(4)   The Funds commenced operations as of October 2, 2001.

(5)   The Funds commenced operations as of December 12, 2001.

(6) Reflects the amount of brokerage commissions paid by the Fund's predecessor.

(X)   The Fund had not yet commenced operations as of December 31, 2001.

      Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

      The following table lists the amount of brokerage commissions paid to affiliated brokers:

                                                           COMMISSIONS
                                                --------------------------------
      FUND                     BROKER             2003         2002       2001
      ----                     ------             ----         ----       ----
GVIT Small               Neuberger & Berman     $ 67,799     $ 14,458   $ 35,755
   Company Fund

GVIT Small Cap           Neuberger & Berman     $ 60,558     $ 25,742   $ 18,703
   Growth Fund

Dreyfus GVIT Mid         Mellon Bank            $    601     $  2,729   $  5,661
   Cap Index Fund

      During the year ended December 31, 2003, commissions paid by the GVIT Small Company Fund to Neuberger & Berman represented 2.40% of total commissions paid by the Fund or 2.67% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2003, commissions paid by the GVIT Small Cap Growth Fund to Neuberger & Berman represented 11.43% of total commissions paid by the Fund or 12.72% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2003, commissions paid by the Dreyfus GVIT Mid Cap Index Fund to Mellon Bank represented 1.49% of total commissions paid by the Fund or 3.17% of the aggregate dollar amount of transactions involving the payment of commissions.

      During the fiscal year ended December 31, 2003, the following Funds held investments in securities of their regular broker-dealers:

                                            APPROXIMATE AGGREGATE VALUE
                                          OF ISSUER'S SECURITIES OWNED BY
                                          THE FUND DURING THE FISCAL YEAR
                                                       ENDED                          NAME OF
                 FUND                            DECEMBER 31, 2003                BROKER OR DEALER
                 ----                            -----------------                ----------------
Comstock GVIT Value Fund                            $    416,920            Merrill Lynch & Co., Inc.
                                                         104,350            Goldman Sachs Group, Inc.
Dreyfus GVIT Mid Cap Index Fund                          846,143            Raymond James Financial,
                                                       2,857,624            Legg Mason, Inc.
                                                         900,915            Jefferies Group, Inc.
                                                       1,451,352            Edwards (A.G.), Inc.
                                                       2,265,495            E*Trade Group, Inc.
Gartmore GVIT Developing Markets Fund                  1,241,796            Daishin Securities Co.
Gartmore GVIT Emerging Markets Fund                      741,060            Daishin Securities Co.
Gartmore GVIT Global Financial Services
Fund                                                     409,486            Ameritrade Holding Corp.
                                                         349,711            Lehman Brothers Holdings,
                                                         308,957            Legg Mason, Inc.
                                                         382,965            Goldman Sachs Group, Inc.
Gartmore GVIT Mid Cap Growth Fund                      4,352,040            Ameritrade Holding Corp.
Gartmore GVIT Money Market Fund                       35,000,000            Goldman Sachs Group, Inc.
                                                      14,976,396            Bear Stearns Companies, Inc.
Gartmore GVIT Money Market Fund II                     8,000,000            Morgan Stanley Dean Witter & Co.
                                                       6,999,796            Goldman Sachs Group, Inc.
                                                       7,998,498            Citigroup Global
Gartmore GVIT Nationwide Fund                         23,750,086            Merrill Lynch & Co., Inc.
                                                      21,621,320            Goldman Sachs Group, Inc.
                                                      13,672,798            Ameritrade Holding Corp.
Gartmore GVIT U.S. Growth Leaders Fund                 1,841,778            Goldman Sachs Group, Inc.
Gartmore GVIT Worldwide Leaders Fund                   1,325,245            Goldman Sachs Group, Inc.
Gartmore GVIT Growth Fund                              1,465,924            Legg Mason, Inc.
                                                       1,968,041            Goldman Sachs Group, Inc.
                                                       1,675,828            Ameritrade Holding Corp.
Gartmore GVIT Equity 500 Index Fund                      423,185            Schwab (Charles) Corp.
                                                       1,661,700            Morgan Stanley
                                                       1,530,692            Merrill Lynch & Co., Inc.
                                                         618,790            Lehman Brothers Holdings,
                                                       1,335,680            Goldman Sachs Group, Inc.
                                                         245,504            Bear Stearns Companies, Inc.
Gartmore GVIT Nationwide Leaders Fund                    459,140            Goldman Sachs Group, Inc.
                                                         240,211            Friedman Billings Ramsey
GVIT Small Cap Growth Fund                             1,240,083            Jefferies Group, Inc.
GVIT Small Company Fund                                  180,891            SWS Group, Inc.
                                                       1,027,779            Friedman Billings Ramsey
                                                       1,024,570            Jefferies Group, Inc.
                                                       1,126,483            Cir Financiere Richemont
                                                         786,456            Daishin Securities
GVIT Small Cap Value Fund                              3,408,072            Knight Trading Group, Inc
                                                       4,151,850            E*Trade Group, Inc.
                                                         129,132            Knight Trading Group, Inc
                                                         361,782            SWS Group. Inc.

                                            APPROXIMATE AGGREGATE VALUE
                                          OF ISSUER'S SECURITIES OWNED BY
                                          THE FUND DURING THE FISCAL YEAR
                                                       ENDED                           NAME OF
                 FUND                            DECEMBER 31, 2003                 BROKER OR DEALER
                 ----                            -----------------                 ----------------
                                                       2,359,061            Friedman Billings Ramsey
J.P. Morgan GVIT Balanced Fund                           614,169            Schwab (Charles) Corp.
                                                       3,483,442            Morgan Stanley
                                                         494,432            MBNA
                                                         417,510            Legg Mason, Inc.
                                                       1,889,618            Goldman Sachs Group, Inc.
                                                                            CS First Boston Mortgage Securities
                                                         506,845            Corp.
                                                         625,915            Bank One Mortgage-Backed
                                                         686,856            Bear Stearns Companies, Inc.
Van Kampen GVIT Multi Sector Bond Fund                   639,806            Goldman Sachs Group, Inc.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

      An insurance company purchases shares of the Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

      As described in the Gartmore GVIT Nationwide Principal Protected Fund's prospectus, except for reinvestment of dividends and distributions, no sales of Fund shares will be made during the Guarantee Period. Sales will only be available during the Offering Period and the Post-Guarantee Period.

      All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

      The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern
Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Trust will not compute NAV for the Funds on customary national business holidays, including the following: Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

      Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

      The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

      Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be "short-term" and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust.

      The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

      Beginning July 1, 2004, the Funds holding foreign equity securities (the "Foreign Equity Funds") began to value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The pricing service activities and results are reviewed by an officer of the Trust. Securities and other assets, for which such market prices are unavailable or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser or its designee, are valued at fair value under procedures approved by the

Trust's Board of Trustees. The value of portfolio securities in the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II (each, a "Money Market Fund") is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from a Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from a Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations.

      The Trustees, in supervising each Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

      Pursuant to its objective of maintaining a stable net asset value per share, each Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

      A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust's transfer agent, GISI.

      The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

PERFORMANCE ADVERTISING

      The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD - THE GARTMORE GVIT MONEY MARKET FUND AND GARTMORE GVIT MONEY MARKET FUND II

      Any current yield quotations for the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act, shall consist of a seven-calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. A Fund's effective yield represents an animalization of the current seven-day return with all dividends reinvested. Yields for each class may differ due to different fees and expenses charged on the Class.

      Each Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in each Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and each Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in either Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD (NON-MONEY MARKET FUNDS) AND TOTAL RETURN

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      On April 28, 2003, the Market Street International Portfolio ("International Portfolio"), Mid Cap Growth and the Market Street Equity 500 Index Portfolio were reorganized into the Dreyfus GVIT International Value Fund, Gartmore GVIT Mid Cap Growth Fund and GVIT Equity 500 Index Fund ("Equity 500 Portfolio"), respectively and the performance shown for the Dreyfus GVIT International Value Fund, Gartmore GVIT Mid Cap Growth Fund and GVIT Equity 500 Index Fund reflects the returns for the predecessor funds through April 27, 2003. From the International Portfolio's inception on November 1, 1991 until October 1, 2002, Market Street Investment Management Company ("MSIM") served as its investment adviser and The Dreyfus Corporation served as its subadviser. From the Equity 500 Portfolio's inception on February 7, 2000 until October 1, 2002, MSIM served as its investment adviser and SSgA Funds Management, Inc. served as its subadviser. On October 1, 2002, GMF replaced MSIM as the investment adviser for the International Portfolio and the Equity 500 Portfolio. The Dreyfus GVIT International Value Fund and the GVIT Equity 500 Index Fund are managed in a substantially similar manner as the International Portfolio and the Equity 500 Portfolio were, and there have been no material changes to the objectives and strategies.

      On June 23, 2003, the Montgomery Variable Series: Emerging Markets Fund ("Montgomery Emerging Markets Fund") was reorganized into the Gartmore GVIT Developing Markets Fund and the performance shown for the Gartmore GVIT Developing Markets Fund reflects the returns for the predecessor fund through June 22, 2003. From the Montgomery Emerging Markets Fund's inception on February 2, 1996 until January 18, 2003, Montgomery Asset Management, LLC ("MAM") served as its investment adviser. On January 18, 2003, GGAMT replaced MAM as the investment adviser for the Montgomery Emerging Markets Fund. The Gartmore GVIT Developing Markets Fund is managed in a substantially similar manner as the Montgomery Emerging Markets Fund was, and there have been no material changes to the objectives and strategies.

Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

      The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

                          SERIES                                                 SHARE CLASSES
                          ------                                                 -------------
Comstock GVIT Value Fund                                                             Class I, Class II, Class IV
Dreyfus GVIT International Value Fund                           Class I, Class II, Class III, Class IV, Class VI
Dreyfus GVIT Mid Cap Index Fund                                                     Class I, Class II, Class III
Federated GVIT High Income Bond Fund                                                          Class I, Class III
Gartmore GVIT Asia Pacific Leaders Fund                                             Class I, Class II, Class III
Gartmore GVIT Developing Markets Fund                                                          Class I, Class II
Gartmore GVIT Emerging Markets Fund                                       Class I, Class II, Class III, Class VI
Gartmore GVIT European Leaders Fund                                                 Class I, Class II, Class III
Gartmore GVIT Global Financial Services Fund                                        Class I, Class II, Class III
Gartmore GVIT Global Health Sciences Fund                                 Class I, Class II, Class III, Class VI
Gartmore GVIT Global Small Companies Fund                                                                Class I
Gartmore GVIT Global Technology and Communications Fund                   Class I, Class II, Class III, Class VI
Gartmore GVIT Global Utilities Fund                                                 Class I, Class II, Class III
Gartmore GVIT Government Bond Fund                                        Class I, Class II, Class III, Class IV
Gartmore GVIT Growth Fund                                                                      Class I, Class IV
Gartmore GVIT International Growth Fund                                             Class I, Class II, Class III
Gartmore GVIT Investor Destinations Aggressive Fund                                           Class II, Class VI
Gartmore GVIT Investor Destinations Moderately Aggressive
Fund                                                                                          Class II, Class VI
Gartmore GVIT Investor Destinations Moderate Fund                                             Class II, Class VI
Gartmore GVIT Investor Destinations Moderately Conservative
Fund                                                                                          Class II, Class VI
Gartmore GVIT Investor Destinations Conservative Fund                                         Class II, Class VI
Gartmore GVIT Mid Cap Growth Fund                                         Class I, Class II, Class III, Class IV
Gartmore GVIT Money Market Fund                                                       Class I, Class IV, Class V
Gartmore GVIT Money Market Fund II                                                          No Class Designation
Gartmore GVIT Nationwide Fund                                             Class I, Class II, Class III, Class IV
Gartmore GVIT Nationwide Leaders Fund                                               Class I, Class II, Class III
Gartmore GVIT OTC Fund                                                                                   Class I
Gartmore GVIT Nationwide Principal Protection Fund                                          No Class Designation
Gartmore GVIT U.S. Growth Leaders Fund                                              Class I, Class II, Class III
Gartmore GVIT Worldwide Leaders Fund                                                Class I, Class II, Class III
GVIT Equity 500 Index Fund                                                           Class I, Class II, Class IV
GVIT Small Company Fund                                                   Class I, Class II, Class III, Class IV
GVIT Small Cap Growth Fund                                                          Class I, Class II, Class III
GVIT Small Cap Value Fund                                                 Class I, Class II, Class III, Class IV
J.P. Morgan GVIT Balanced Fund                                                                 Class I, Class IV
Van Kampen GVIT Multi Sector Bond Fund                                                        Class I, Class III

      You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

      Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

      (1) designate series of the Trust; or

      (2) change the name of the Trust; or

      (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

      Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER INQUIRIES

      All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS

      Election to be taxed as a regulated investment company. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

       Consent dividends. Each Fund may utilize consent dividend provisions of section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

      Diversification requirements. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

OTHER TAX CONSEQUENCES

      Effect of foreign investments on distributions. Certain Funds (including the Underlying Funds of GVIT Investors Destinations Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

      If a Fund invests in securities of foreign entities that could be deemed for federal tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

       Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

THE FOLLOWING PARAGRAPH ONLY APPLIES TO THE GARTMORE GVIT MONEY MARKET FUND AND THE GARTMORE GVIT MONEY MARKET FUND II:

   Maintaining a $1 share price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.

TAX CONSEQUENCES TO SHAREHOLDERS

   Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For

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information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the Trust for the period ended December 31, 2003 included in the Trust's Annual Report and the Financial Statements of the Trust for the period ended June 30, 2003 included in the Trust's unaudited Semi-Annual Report are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

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APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   2.  Nature of and provisions of the obligation.

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

 AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

 AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

 A   - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

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                               SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 BB - Debt rated `BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

 B   - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

 CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

 CC  - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

 C   - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

 D   - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

 Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

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 A   - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

 Baa - Bonds which are rated Baa are considered as medium-grade obligations
       (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B   - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C   - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3 -- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

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               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time;

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         however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC  Bonds are considered a high default risk. Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD  Bonds are in default. Such bonds are not meeting current obligations and D and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not

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     expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to

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variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

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         F-2    Good credit quality. Issues assigned this rating have a
                satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

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APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST AND GARTMORE GLOBAL ASSET MANAGEMENT TRUST

GENERAL

      The Boards of Trustees of the Funds has confirmed the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after each such Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

      Each of Gartmore Mutual Fund Capital Trust, and Gartmore Global Asset Management Trust (hereinafter referred to collectively as "Gartmore"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Gartmore provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

      Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Gartmore performs for Clients. Gartmore's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Gartmore has adopted proxy voting guidelines (the "Gartmore Proxy Voting Guidelines") to assist Gartmore in making proxy voting decisions and in developing procedures for effecting those decisions. The Gartmore Proxy Voting Guidelines are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

      The Gartmore Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The proxy voting records of the Funds will be available to shareholders on the SEC's website beginning September, 2004.

HOW PROXIES ARE VOTED

      Gartmore has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Gartmore. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a

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global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, Gartmore's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

      Specifically, ISS assists Gartmore in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Gartmore Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Gartmore's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Gartmore, generally will result in proxy voting decisions which serve the best economic interests of Clients. Gartmore has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Gartmore on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Gartmore; and (ii) Gartmore will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

      Gartmore and Gartmore's subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Gartmore generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the Gartmore Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Gartmore (or between a Client and those of any of Gartmore's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

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DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES ("ISS")

1.    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

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MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT A MAJORITY OR MORE OF DIRECTORS BE INDEPENDENT UNLESS THE BOARD COMPOSITION ALREADY MEETS THE PROPOSED THRESHOLD BY ISS'S DEFINITION OF INDEPENDENCE.

VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT BOARD AUDIT, COMPENSATION, AND/OR NOMINATING COMMITTEES ARE COMPOSED EXCLUSIVELY OF INDEPENDENT DIRECTORS IF THEY CURRENTLY DO NOT MEET THAT STANDARD.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

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VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, GIVING CONSIDERATION TO BOTH FINANCIAL AND CORPORATE GOVERNANCE CONCERNS, INCLUDING THE REASONS FOR REINCORPORATING, A COMPARISON OF THE GOVERNANCE PROVISIONS, AND A COMPARISON OF THE JURISDICTIONAL LAWS. VOTE FOR REINCORPORATION WHEN THE ECONOMIC FACTORS OUTWEIGH ANY NEUTRAL OR NEGATIVE GOVERNANCE CHANGES.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

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      -     It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

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These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AMERICAN CENTURY INVESTMENTS, INC.

American Century Investments, Inc. ("American Century") has adopted the following proxy voting policies and procedures:

PROXY VOTING POLICIES

American Century Investment Management, Inc. ("American Century") is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century.

GENERAL PRINCIPLES

In voting proxies, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. American Century will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, American Century will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A.    ROUTINE MATTERS

   1. ELECTION OF DIRECTORS

      a. GENERALLY. American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, American Century will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where American Century's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

      b. COMMITTEE SERVICE. American Century will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

      c. CLASSIFICATION OF BOARDS. American Century will support proposals that seek to declassify boards. Conversely, American Century will oppose efforts to adopt classified board structures.

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      d.    MAJORITY INDEPENDENT BOARD. American Century will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

      e. WITHHOLDING CAMPAIGNS. American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs
     (a) through (d) above.

      2.    RATIFICATION OF SELECTION OF AUDITORS

      American Century will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

B.    EQUITY-BASED COMPENSATION PLANS

      American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

      American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

      Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by American Century's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

      American Century will generally vote against the adoption of plans or plan amendments that:

         - provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);

         - reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

         - establish restriction periods shorter than three years for restricted stock grants;

         -  do not reasonably associate awards to performance of the company;
            and

         -  are excessively dilutive to the company.

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C.    ANTI-TAKEOVER PROPOSALS

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

   1. CUMULATIVE VOTING

      American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.

   2. STAGGERED BOARD

      If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquireracquirer cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against them. However, American Century does not necessarily vote against the re-election of staggered boards.

   3. "BLANK CHECK" PREFERRED STOCK

      Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

   4. ELIMINATION OF PREEMPTIVE RIGHTS

      When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right. While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

   5. NON-TARGETED SHARE REPURCHASE

      A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the

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      favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

   6. INCREASE IN AUTHORIZED COMMON STOCK

      The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

   7. "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

      A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquirer. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

   8. "FAIR PRICE" AMENDMENTS

      This is another type of charter amendment that would require an offerer to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

   9. LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

      The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

  10. POISON PILLS OR SHAREHOLDER RIGHTS PLANS

      Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

      The basic argument against poison pills is that they depress share value, discourage offers for the company and

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      serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

      We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

  11. GOLDEN PARACHUTES

      Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.

  12. REINCORPORATION

      Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

      We will examine reincorporation proposals on a case-by-case basis. If American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will vote affirmatively.

  13. CONFIDENTIAL VOTING

      Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

      Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

  14. OPTING IN OR OUT OF STATE TAKEOVER LAWS

      State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirers. Therefore, American Century will vote in favor of opting out of restrictive state takeover laws.

  C. OTHER MATTERS

   1. SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

      American Century will generally vote management's recommendation on issues that primarily involve social, moral

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      or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

      Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

   2. ANTI-GREENMAIL PROPOSALS

      "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

   3. INDEMNIFICATION

      American Century will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

   4. NON-STOCK INCENTIVE PLANS

      Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

   5. DIRECTOR TENURE

      These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

   6. DIRECTORS' STOCK OPTIONS PLANS

      American Century believes that stock options are an appropriate form of compensation for directors, and American Century will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

   7. DIRECTOR SHARE OWNERSHIP

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      American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give American Century staff the opportunity to ask additional questions about the matter being presented. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

          ************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by American Century staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

Original 6/1/1989

Revised 12/05/1991

Revised 2/15/1997

Revised 8/1/1999

Revised 7/1/2003

THE DREYFUS CORPORATION

Dreyfus, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Dreyfus seeks to act solely in the best financial and economic interest of the applicable client. Dreyfus will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Dreyfus generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Dreyfus will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

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All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Dreyfus recognizes its duty to vote proxies in the best interests of its clients. Dreyfus seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Dreyfus will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

    FEDERATED INVESTMENT MANAGEMENT COMPANY

The Board has delegated to Federated authority to vote proxies on the securities held in the Federated GVIT High Income Bond Fund's portfolio. The Board has also reviewed Federated policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies. Federated's general policy is to cast proxy votes in favor of proposals that the Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). Federated will generally vote against the

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adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. Federated will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. Federated believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), Federated will not vote proxies for such shares.

Proxy Voting Procedures. Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. Federated has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. Federated's proxy voting procedures generally permit the Proxy

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Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest. Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Federated GVIT High Income Bond Fund (and its shareholders) and those of Federated. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated GVIT High Income Bond Fund have influenced proxy votes. Any employee of Federated who is contacted by an Interested Company regarding proxies to be voted by Federated must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did.

If the Fund holds shares of another investment company for which Federated (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of Federated at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

GARTMORE GLOBAL PARTNERS

The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarizes GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement

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CORPORATE GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GGP'S POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

      - Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

      - Capital issue and repurchase should be on equal terms to all holders.

      - Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

      - Board Structure - there should be sufficient independent non-executives to balance executive management.

      - Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

      - Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

      - Service contracts -should not be of excessive length or used to shield executives who do not perform.

      - Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

      - Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GGP'S PROCEDURES

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

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CONFLICTS OF INTEREST

GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to,

      - where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

      - where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

      - where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

            - referring decisions to a senior manager unconnected with the day to day management of the fund concerned

            - using the advice of an outside body

            - approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that Gartmore (or an affiliate) manages assets for a company, its pension plan, or related entity, Gartmore will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

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To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Morgan Stanley Investment Management Inc. ("Morgan Stanley"), has adopted the following proxy voting policies and procedures:

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

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Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - WHILE THE PROXY VOTING PROCESS IS WELL ESTABLISHED IN THE UNITED STATES AND OTHER DEVELOPED MARKETS WITH A NUMBER OF TOOLS AND SERVICES AVAILABLE TO ASSIST AN INVESTMENT MANAGER, VOTING PROXIES OF NON-US COMPANIES LOCATED IN CERTAIN JURISDICTIONS, PARTICULARLY EMERGING MARKETS, MAY INVOLVE A NUMBER OF PROBLEMS THAT MAY RESTRICT OR PREVENT A MSIM AFFILIATE'S ABILITY TO VOTE SUCH PROXIES. THESE PROBLEMS INCLUDE, BUT ARE NOT LIMITED TO: (I) PROXY STATEMENTS AND BALLOTS BEING WRITTEN IN A LANGUAGE OTHER THAN ENGLISH; (II) UNTIMELY AND/OR INADEQUATE NOTICE OF SHAREHOLDER MEETINGS;
(III) RESTRICTIONS ON THE ABILITY OF HOLDERS OUTSIDE THE ISSUER'S JURISDICTION OF ORGANIZATION TO EXERCISE VOTES; (IV) REQUIREMENTS TO VOTE PROXIES IN PERSON,
(V) THE IMPOSITION OF RESTRICTIONS ON THE SALE OF THE SECURITIES FOR A PERIOD OF TIME IN PROXIMITY TO THE SHAREHOLDER MEETING; AND (VI) REQUIREMENTS TO PROVIDE LOCAL AGENTS WITH POWER OF ATTORNEY TO FACILITATE THE MSIM AFFILIATE'S VOTING INSTRUCTIONS. AS A RESULT, CLIENTS' NON-U.S. PROXIES WILL BE VOTED ON A BEST EFFORTS BASIS ONLY, CONSISTENT WITH THE CLIENT PROXY STANDARD. ISS HAS BEEN RETAINED TO PROVIDE ASSISTANCE TO THE MSIM AFFILIATES IN CONNECTION WITH VOTING THEIR CLIENTS' NON-US PROXIES.

II. GENERAL PROXY VOTING GUIDELINES

TO ENSURE CONSISTENCY IN VOTING PROXIES ON BEHALF OF ITS CLIENTS, MSIM AFFILIATES WILL FOLLOW (SUBJECT TO ANY EXCEPTION SET FORTH HEREIN) THESE PROXY VOTING POLICIES AND PROCEDURES, INCLUDING THE GUIDELINES SET FORTH BELOW. THESE GUIDELINES ADDRESS A BROAD RANGE OF ISSUES, INCLUDING BOARD SIZE AND COMPOSITION, EXECUTIVE COMPENSATION, ANTI-TAKEOVER PROPOSALS, CAPITAL STRUCTURE PROPOSALS AND SOCIAL RESPONSIBILITY ISSUES AND ARE MEANT TO BE GENERAL VOTING PARAMETERS ON ISSUES THAT ARISE MOST FREQUENTLY. THE MSIM AFFILIATES, HOWEVER, MAY VOTE IN A MANNER THAT IS CONTRARY TO THE FOLLOWING GENERAL GUIDELINES, PURSUANT TO THE PROCEDURES SET FORTH IN SECTION IV. BELOW, PROVIDED THE VOTE IS CONSISTENT WITH THE CLIENT PROXY STANDARD.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

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      1.    When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            -     Selection or ratification of auditors.

            - Approval of financial statements, director and auditor reports.

            -     Election of Directors.

            - Limiting Directors' liability and broadening indemnification of Directors.

            - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

            -     General updating/corrective amendments to the charter.

            -     Elimination of cumulative voting.

            -     Elimination of preemptive rights.

            - Provisions for confidential voting and independent tabulation of voting results.

            - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

      2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            Capitalization changes

            - Capitalization changes that eliminate other classes of stock and voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not

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                  exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

            Compensation

            - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

            - Establishment of Employee Stock Option Plans and other employee ownership plans.

            Anti-Takeover Matters

            - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

            - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding

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      management support), subject to the review and approval of the Proxy
      Review Committee, as appropriate.

            - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super voting rights.

            -     Creation of "blank check" preferred stock.

            -     Changes in capitalization by 100% or more.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

            - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

            -     Proposals to indemnify auditors.

      4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

            Corporate Transactions

            - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

            - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

            - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

            - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)   Whether the stock option plan is incentive based;

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                  (ii)  For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

            Anti-Takeover Provisions

            -     Proposals requiring shareholder ratification of poison pills.

            - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

      1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

            - Requiring auditors to attend the annual meeting of shareholders.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

            -     Confidential voting.

            -     Reduction or elimination of supermajority vote requirements.

      2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

            -     Proposals that limit tenure of directors.

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            -     Proposals to limit golden parachutes.

            - Proposals requiring directors to own large amounts of stock to be eligible for election.

            -     Restoring cumulative voting in the election of directors.

            - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

            - Proposals that limit retirement benefits or executive compensation.

            - Requiring shareholder approval for bylaw or charter amendments.

            - Requiring shareholder approval for shareholder rights plan or poison pill.

            -     Requiring shareholder approval of golden parachutes.

            -     Elimination of certain anti-takeover related provisions.

            -     Prohibit payment of greenmail.

      3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

            - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

            - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

            - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

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            (a)   The Committee, which will consist of members designated by
                  MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be

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                  maintained by the Committee and the Special Committee, or
                  their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

NEUBERGER BERMAN, LLC

Neuberger Berman, LLC ("Neuberger"), has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") which are designed to reasonably ensure that Neuberger votes proxies prudently and in the best interest of its advisory clients for whom the adviser has voting authority. The Proxy Voting Policy also describes how Registrant addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger's voting guidelines.

For Socially Responsive clients, Neuberger has adopted Socially Responsive voting guidelines. For Non-Socially Responsive clients, Neuberger's guidelines adopt the voting recommendations of ISS. Neuberger retains final authority and fiduciary responsibility for proxy voting.

All clients receive a summary of Proxy Voting Policy and are provided with instructions on how to obtain a copy of Neuberger's Proxy Voting Policy and information about how Neuberger voted proxies on their behalf.

OBERWEIS ASSET MANAGEMENT, INC.

Oberweis Asset Management, Inc. ("OAM") has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how OAM votes proxies on securities in client accounts for which OAM has proxy voting authority, including the mutual fund to which it serves as investment adviser. OAM's general policy is to vote proxies in the best interests of clients. In pursuing this policy, OAM votes in a manner that is intended to maximize the value of the client

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assets and seeks to align the interests of management of the companies in which it invests with the interests of clients.

OAM's Proxy Voting Policies and Procedures describe how OAM usually votes proxies on various matters, such as proposals on corporate governance, changes to capital structure and routine matters including the election of directors and ratification of the appointment of independent auditors. OAM's Proxy Voting Policies and Procedures provide that proxies with respect to foreign companies may not be voted, where the company is in a country which prohibits shareholders who vote proxies from trading the company's shares within a given period of time around the shareholder meeting date ("share blocking"), unless the appropriate portfolio manager consents. If the application of the voting guidelines is unclear, the matter is not covered by the voting guidelines or the voting guidelines call for case-by-case review, OAM's Proxy Committee will formulate a recommendation on the matter in accordance with OAM's goal of maximizing client assets.

OAM's Proxy Voting Policies and Procedures describe how OAM addresses conflicts of interest between OAM and its clients, including Fund shareholders, with respect to proxy voting decisions. Actual or potential conflicts of interest involving a company or companies affiliated with OAM of which OAM is unaware are not considered conflicts of interest covered be the Proxy Voting Policies and Procedures. To resolve conflicts of which it is aware, OAM will (1) obtain client consent before voting in accordance with the voting guidelines or the recommendation of the Proxy Committee, (2) refer the matter to a third party proxy voting service or (3) the Proxy Committee will prepare a report documenting the conflict, the procedures used to address the conflict, any contacts from outside parties regarding the proposal and the reason for the recommendation.

SSGA FUNDS MANAGEMENT, INC.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2)    provides the client with this written proxy policy, upon request;

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      3)    discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4)    matches proxies received with holdings as of record date;

      5) reconciles holdings as of record date and rectifies any discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7)    documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

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FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

      -     Approval of auditors

      -     Directors' and auditors' compensation

      -     Directors' liability and indemnification

      -     Discharge of board members and auditors

      -     Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -     Authorization of share repurchase programs

      -     General updating of or corrective amendments to charter

      -     Change in Corporation Name

      -     Elimination of cumulative voting

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -     Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      - Stock option plans which are incentive based and not excessive o Other stock-based plans which are appropriately structured

      -     Reductions in super-majority vote requirements

      -     Adoption of anti-"greenmail" provisions

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III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      -     Elimination of Shareholders' Right to Call Special Meetings

      -     Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -     Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -     Adjournment of Meeting to Solicit Additional Votes

      - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

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I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      -     Requirements that auditors attend the annual meeting of shareholders

      -     Establishment of an annual election of the board of directors

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -     Mandates that shareholder-rights plans be put to a vote or repealed

      -     Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -     Repeals of various anti-takeover related provisions

      -     Reduction or elimination of super-majority vote requirements

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provisions

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

      -     Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

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      -     Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals which require inappropriate endorsements or corporate actions

      - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

      - Proposal asking companies to adopt full tenure holding periods for their executives.

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee --

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The

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SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

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      4)    a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision;
            and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The Funds have delegated all proxy voting responsibilities to their investment manager. Waddell & Reed Investment Management Company ("WRIMCO") which has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

BOARD OF DIRECTORS ISSUES:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

CORPORATE GOVERNANCE ISSUES:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

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WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

EXECUTIVE/EMPLOYEE ISSUES:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

POLITICAL ACTIVITY:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

CONFLICTS OF INTEREST BETWEEN WRIMCO AND THE FUNDS:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. IDENTIFYING CONFLICTS OF INTEREST: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

      - BUSINESS RELATIONSHIPS - WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

      - PERSONAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

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      -     FAMILIAL RELATIONSHIPS - WRIMCO will review any situation where it
            (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "MATERIAL CONFLICTS": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIMCO will take a two-step approach:

      - FINANCIAL MATERIALITY - A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.

      - NON-FINANCIAL MATERIALITY - WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

III. PROCEDURES TO ADDRESS MATERIAL CONFLICTS: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

      - USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).

      - CLIENT DIRECTED - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

      - USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

      - SEEK BOARD GUIDANCE - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Trustees on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

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